Exhibit C

INDEX TO REVENUE ESTIMATES AND FINANCIAL STATEMENTS FOR

THE GOVERNMENT OF JAMAICA FOR THE YEAR ENDING MARCH 31, 2020

2020-2021 JAMAICA BUDGET

STATEMENT I

REVENUE AND LOAN RECEIPTS

SUMMARY

Head		Account 2018/2019 $	Estimates 2019/2020 $	Consolidated Fund Receipts 2019/2020 (December 2019) $	Estimates 2020/2021 $
I	RECURRENT REVENUE

	TAXATION
	Customs Duties	42,590,829,233	44,681,246,175	33,799,427,238	47,155,955,182
	Income Tax	153,554,425,452	158,263,712,790	108,221,529,616	168,126,337,031
	Stamp Duties	15,516,645,739	7,105,744,394	5,809,771,387	8,383,249,635
	Motor Vehicle Licences(Motor Vehicle Act)	4,140,911,714	4,449,579,480	3,197,546,669	4,919,511,150
	Other Licences	68,600,243	197,327,175	25,732,423	357,271,451
	Travel Tax	20,119,625,573	21,785,864,985	16,336,076,154	22,511,840,000
	Betting, Gaming and Lotteries-Duties, Fees and Levies	5,427,449,250	5,794,426,888	4,494,917,676	6,730,427,194
	Education Tax	30,008,361,126	31,871,426,613	23,781,139,508	34,449,108,535
	Contractors Levy	2,233,202,527	2,759,590,848	2,033,092,538	2,463,060,887
	General Consumption Tax	180,618,370,926	199,266,688,786	145,636,295,275	213,686,340,352
	Special Consumption Tax	72,146,419,957	79,660,799,468	57,407,868,232	83,348,268,721
	Environmental Levy	3,923,554,525	4,292,080,311	2,603,314,079	4,443,289,942
	Telephone Call Tax	2,853,413,806	2,120,336,459	2,490,416,443	2,510,240,000
	Guest Accomodation Room Tax	2,457,067,331	2,930,778,485	1,916,473,923	3,115,380,908
	Minimum Business Tax	982,455,641		198,062,765	0
	Quarry Tax	65,935,321	63,611,389	53,335,205	84,215,326
	Import Licences-Trade Board	1,549,694,192	329,688,042	246,580,072	345,294,000
	Telecommunication Licences	1,095,388,169	305,406,716	481,201,182	1,155,435,179

	TOTAL	539,352,350,724	565,878,309,004	408,732,780,386	603,785,225,492.57

II	NON-TAX REVENUE	74,628,416,966	59,608,511,882.00	51,152,157,539	66,498,900,000

	MISCELEANOUS RECEIPTS (UNCLASSIFIED)	0

	TOTAL RECURRENT REVENUE	613,980,767,690	625,486,820,886.00	459,884,937,925.21	670,284,125,492.57

III	CAPITAL REVENUE

	Land Sales	—	36,322,500.00	—	214,421,773.00
	Loan Repayments	1,844,942,673.46	3,083,500,000.00	1,816,373,827.82	121,578,227.00
	Extraordinary Receipts: Miscelleanous	28,074,490,091.90	18,552,943,708.00	78,425,925,368.27	8,193,000,000.00

	TOTAL CAPITAL REVENUE	29,919,432,765.36	21,672,766,208.00	80,242,299,196.09	8,529,000,000.00

	TOTAL RECURRENT AND CAPITAL REVENUE	643,900,200,455	647,159,587,094.00	540,127,237,121.30	678,813,125,492.57

IV	GRANTS
(I)	TRANSFER FROM CAPITAL DEVELOPMENT FUND
	Transfers to Current Account	—	—		135,700,000.00
	Transfers to Capital Account	—	—		—
	Other	273,043,600.00	130,900,000.00		—
(II)	EXTERNAL GRANTS
	Grants from the European Union	4,904,937,677.64	—		—
	Miscellaneous Grants	—	—	94,926,715.00	2,987,000,000.00
	Other Grants	3,091,498,000.00	5,635,485,000.00	2,843,440,985.00	1,350,323,510.00

	TOTAL GRANTS	8,269,479,277.64	5,766,385,000.00	2,938,367,700.00	4,473,023,510.00

V	LOAN RECEIPTS
	Loan receipts	126,595,831,368.55	102,736,400,000.00	93,021,881,867.93	143,602,930,000.00

	TOTAL LOAN RECEIPTS	126,595,831,368.55	102,736,400,000.00	93,021,881,867.93	143,602,930,000.00

	TOTAL REVENUE AND LOAN RECEIPTS	778,765,511,101	755,662,372,094.00	636,087,486,689.23	826,889,079,002.57

The Consolidated Fund Receipts are subject to change

2020/2021 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2018/2019 (‘1)	Estimates 2019/2020 (‘2)	Consolidated Fund Receipts 2019/2020 (as at Dec-19) (‘3)	Estimates 2020/2021 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$		J$
TAX REVENUE
Import Duties	42,590,829,233.40	44,681,246,175.00	33,799,427,238.22	47,155,955,181.58	2,474,709,006.58
Income Tax-Companies	54,869,630,232.30	66,422,288,975.00	35,092,616,891.91	71,223,072,081.22	4,800,783,106.22
Income Tax- Individuals	75,058,652,798.99	71,127,369,126.00	55,404,962,391.67	74,095,360,318.06	2,967,991,192.06
Tax on Interest/Dividend	23,626,142,420.21	20,714,054,689.00	17,723,950,332.89	22,807,904,631.30	2,093,849,942.30
Stamp Duties (local)	3,135,020,840.13	4,680,113,629.00	2,137,044,585.98	5,462,677,521.03	782,563,892.03
Stamp Duties (import)	12,381,624,898.55	2,425,630,764.00	3,672,726,801.24	2,920,572,113.81	494,941,349.81
Motor Vehicle Licences (Motor Vehicle Act)	4,140,911,714.36	4,449,579,480.00	3,197,546,668.92	4,919,511,149.79	469,931,669.79
Customs Brokers	719,500.00	305,042.00	388,000.00	595,803.44	290,761.44
Gaming Machines	362,845,416.40	362,713,070.00	230,211,021.18	300,464,972.94	-62,248,097.06
Tourist Shop Licence	9,739,209.48	13,476,247.00	3,918,496.60	8,064,842.99	-5,411,404.01
Tourist Shop Operators Licence	15,966,584.69	17,562,048.00	4,104,369.60	13,221,606.83	-4,340,441.17
Hotel Licence Duty	5,967,664.05	8,526,592.00	2,666,787.89	4,941,702.27	-3,584,889.73
Other Licences	36,207,285.02	157,457,245.00	14,654,768.45	29,982,522.64	-127,474,722.36
Travel Tax	14,360,764,418.03	14,910,882,585.00	11,545,838,400.34	16,068,252,844.86	1,157,370,259.86
Passenger Levy	5,758,861,155.31	6,874,982,400.00	4,790,237,753.19	6,443,587,155.14	-431,395,244.86
Betting, Gaming and Lotteries-Duties, Fees and Levies	5,064,603,833.62	5,431,713,817.00	4,264,706,655.04	6,730,427,193.63	1,298,713,376.63
Education Tax	30,008,361,126.01	31,871,426,613.00	23,781,139,508.22	34,449,108,534.87	2,577,681,921.87
Contractors Levy	2,233,202,526.74	2,759,590,848.00	2,033,092,538.20	2,463,060,887.00	-296,529,961.00
General Consumption Tax	86,565,064,756.74	105,533,921,168.00	69,480,211,931.02	116,412,966,100.91	10,879,044,932.91
General Consumption Tax	94,053,306,169.09	93,732,767,618.00	76,156,083,344.07	97,273,374,251.54	3,540,606,633.54
Special Consumption Tax	49,138,240,813.88	26,866,639,478.00	37,301,173,166.42	31,857,545,353.34	4,990,905,875.34
Special Consumption Tax	23,008,179,142.90	52,794,159,990.00	20,106,695,065.27	51,490,723,367.90	-1,303,436,622.10
Environmental Levy	3,527,963,201.97	3,620,961,261.00	2,253,931,597.38	3,805,926,468.56	184,965,207.56
Environmental Levy	395,591,323.34	671,119,049.00	349,382,481.57	637,363,473.66	-33,755,575.34
Telephone Call Tax	2,853,413,805.81	2,120,336,459.00	2,490,416,443.38	2,510,240,000.00	389,903,541.00
Guest Accomodation Room Tax	2,457,067,331.22	2,930,778,485.00	1,916,473,922.91	3,115,380,908.00	184,602,423.00
Minimum Business Tax	982,455,640.62	—	198,062,765.16	0.00	0.00
Quarry Tax	65,935,320.70	63,611,389.00	53,335,204.95	84,215,326.03	20,603,937.03
Import Licences-Trade Board	1,549,694,191.82	329,688,042.00	246,580,072.45	345,294,000.00	15,605,958.00
Telecommunication Licences	1,095,388,168.77	305,406,716.00	481,201,181.76	1,155,435,179.22	850,028,463.22

TOTAL TAX REVENUE	539,352,350,724.15	565,878,309,000.00	408,732,780,385.88	603,785,225,492.57	37,906,916,492.57

HIS EXCELLENCY THE GOVERNOR GENERAL AND STAFF
Processing Fees
Miscelleanous Receipts	1,842,392.78	10,600.00	212,210.57	35,000	24,400.00

TOTAL- HIS EXCELLENCY THE GOVERNOR GENERAL AND STAFF	1,842,392.78	10,600.00	212,210.57	35,000.00	24,400.00

INTEGRITY COMMISSION OF JAMAICA
Contractor’s Registration Fees	8,430,720.28	4,970,000.00	4,566,349.04	5,420,000	450,000.00

TOTAL - OFFICE OF THE CONTRACTOR GENERAL	8,430,720.28	4,970,000.00	4,566,349.04	5,420,000.00	450,000.00

AUDITOR GENERAL’S DEPARTMENT
Audit Fees	4,699,341.84	5,000,000.00	6,400,867.84	4,997,000	-3,000.00
Miscelleanous Fees	8,027,517.78	5,000.00	737,630.72	3,000	-2,000.00

TOTAL- AUDITOR GENERAL’S DEPARTMENT	12,726,859.62	5,005,000.00	7,138,498.56	5,000,000.00	-5,000.00

OFFICE OF THE SERVICES COMMISSIONS
Processing Fees	—	5,000.00			-5,000.00
Miscelleanous Fees	127,317.41	121,558.00	119,656.00	49,000	-72,558.00

TOTAL - OFFICE OF THE SERVICES COMMISSIONS	127,317.41	126,558.00	119,656.00	49,000.00	-77,558.00

OFFICE OF THE PRIME MINISTER
Rental Charges	—	25,000.00		600,000.00	575,000.00
Irrevocable Order	—
Miscelleanous Receipts	8,402,593.11	275,000.00	2,970,094.66	500,000.00	225,000.00

TOTAL-OFFICE OF THE PRIME MINISTER	8,402,593.11	300,000.00	2,970,094.66	1,100,000.00	800,000.00

ELECTORAL COMMISSION
Registration and ID Card Service	—	8,600,000.00		890,000.00	-7,710,000.00
Miscelleanous Receipts	862,820.27	65,000.00	17,013,461.05	205,000.00	140,000.00

TOTAL- ELECTORAL COMMISSION	862,820.27	8,665,000.00	17,013,461.05	1,095,000.00	-7,570,000.00

OFFICE OF THE CABINET

2020/2021 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2018/2019 (‘1)	Estimates 2019/2020 (‘2)	Consolidated Fund Receipts 2019/2020 (as at Dec-19) (‘3)	Estimates 2020/2021 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$		J$
Irrevocable Order	—	8,000.00
Miscelleanous Receipts	424,977.89	22,000.00	1,070,746.29	50,000.00	28,000.00

TOTAL - OFFICE OF THE CABINET	424,977.89	30,000.00	1,070,746.29	50,000.00	28,000.00

MINISTRY OF TOURISM
Irrevocable Order	—	5,000.00
Miscelleanous Receipts	2,564,675.22	325,000.00	3,223,936.66	20,000.00	-305,000.00
De- earmarked Funds - TEF/ CHASE	6,996,096,816.91	8,425,300,169.00	5,691,991,514.84	8,531,404,594.00	106,104,425.00

TOTAL - MINISTRY OF TOURISM	6,998,661,492.13	8,425,630,169.00	5,695,215,451.50	8,531,424,594.00	105,799,425.00

MINISTRY OF ECONOMIC GROWTH AND JOB CREATION
Miscelleanous Receipts	26,264,617.01	598,820.00	12,066,069.74	663,913.00	65,093.00

TOTAL - MINISTRY OF ECONOMIC GROWTH AND JOB CREATION	26,264,617.01	598,820.00	12,066,069.74	663,913.00	65,093.00

FORESTRY DEPARTMENT
Timber Sales	—	—
Sale of Seedings	—	—
Miscelleanous Receipts	188,162.79	—	15,776,077.61		0.00

TOTAL - FORESTRY DEPARTMENT	188,162.79	—	15,776,077.61	—	0.00

NATIONAL LAND AGENCY
Miscellaneous Receipts (50% of Profit)	63,426,080.82		83,437,821.71
Assurance Fund (100% of Gross Receipts)	—	38,401,000.00		53,532,000.00	15,131,000.00
Rents - Crown Lands and Other Government
Properties	—	156,000,000.00	38,536,520.92	143,000,000.00	-13,000,000.00
Land Settlement Properties	—	25,754,000.00	7,151,067.90	33,000,000.00	7,246,000.00
Rental of Land-Leased properties	44,212,187.08	—	186,912.50		0.00
Attorney’s Fee/ Photocopying	—	—			0.00
Miscellaneous Receipts	73,658,885.94	—	42,784,520.16	6,000,000.00	6,000,000.00
Other Receipts (Including Crown Property Sales)	7,000.00	75,400,000.00		85,008,000.00	9,608,000.00

TOTAL NATIONAL LAND AGENCY	181,304,153.84	295,555,000.00	172,096,843.19	320,540,000.00	24,985,000.00

NATIONAL ENVIRONMENT AND PLANNING AGENCY
Beach and Dredging Licences	—	45,583,929.00		33,272,116.00	-12,311,813.00
Environment Permits and Licences Hunters
Licences	—	44,670,000.00		100,200,000.00	55,530,000.00
Hunters Licences	—	32,440,000.00		35,000,000.00	2,560,000.00
Air Quality Licence	—	11,448,165.00		11,500,143.00	51,978.00
Lifeguard	—	8,124,080.00		8,146,280.00	22,200.00
CITES	—	1,240,000.00		200,000.00	-1,040,000.00
Hazardous Waste	—	348,750.00		795,000.00	446,250.00
Wastewater and Sludge	—	53,147,364.00		33,404,684.00	-19,742,680.00
Other Fees	—	7,151,250.00	39,342,859.00

TOTAL NATIONAL ENVIRONMENT AND PLANNING AGENCY	—	204,153,538.00	39,342,859.00	222,518,223.00	25,515,935.00

MINISTRY OF FINANCE AND THE PUBLIC SERVICE
Fees - Banking Licence Registration (1973) - Commercial Banks	538,859,047.57	338,637,112.00	169,241,236.82	360,717,429.00	22,080,317.00
Profits in Government owned companies- Dividends and Financial Distribution	32,824,410,151.09	12,487,470,000.00	19,211,588,348.87	20,284,910,000.00	7,797,440,000.00
Sale of Unserviceable Stores	32,307,204.15	35,000,000.00	76,484,925.94	30,900,000.00	-4,100,000.00
BOJ Profits	—	—		—	0.00

Sale of Gazettes	—	1,890,000.00	1,445,436.64	2,000,000.00	110,000.00

Fees-Scotia Bank Jamaica Economic Growth Fund	—	—		—	0.00

Provident Fund	15,937,380.84	15,741,010.00	7,961,421.15	—	-15,741,010.00
Fees-FIA Licence Registration	608,978.41	470,327.00	466,838.01	513,522.00	43,195.00
Fees-Building Societies	28,874,111.00	33,860,414.00	30,268,990.00	33,294,803.00	-565,611.00
Sale of Forfeited Goods-FID	2,833,234.38	—		—	0.00
Cash Seized and Forfeited	129,234,387.48	—	42,759,089.21	55,590,315.38	55,590,315.38
Miscelleanous Receipts	80,738,364.69	608,000,000.00	31,872,828.67	608,000,000.00	0.00
Forfeiture of Loan Agreement (MDB)	7,792,265.80	15,000,000.00	3,695,512.10	15,000,000.00	0.00

TOTAL - MINISTRY OF FINANCE AND THE PUBLIC SERVICE	33,661,595,125.41	13,536,068,863.00	19,575,784,627.41	21,390,926,069.38	7,854,857,206.38

2020/2021 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2018/2019 (‘1)	Estimates 2019/2020 (‘2)	Consolidated Fund Receipts 2019/2020 (as at Dec-19) (‘3)	Estimates 2020/2021 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$		J$
ACCOUNTANT GENERAL’S DEPARTMENT
Interest on On Lent Loans	2,250,025,727.40	2,893,706,545.00	2,127,332,935.47	385,959,903.48	-2,507,746,641.52
Interest Earned on Local Currency Bank Accounts	296,621,051.02	375,239,632.00	36,592,195.01	62,712,854.56	-312,526,777.44
Interest Earned on Foreign Currency Bank Accounts	1,080,781,540.53	808,848,414.00	1,048,305,888.95	1,264,123,157.96	455,274,743.96
Interest Earned on Loans and Advances to Public Officers	13,086,506.34	15,195,930.00	8,394,811.42	11,436,074.33	-3,759,855.67
Interest on Government Deposits(MDA)	4,871,665.91	637,024.00	19,379,756.82	2,733,377.91	2,096,353.91
PCDF Interest - Global Bond Interest			6,439,361,266.50	4,501,800,000.00
PCDF Interest Local Investments			6,518,650.69	1,964,600,000.00
Pension Contributions: 3 % Contribution Scheme (20/21)	787,183,467.43	1,520,650,736.00	1,139,765,297.94	2,279,530,595.88	758,879,859.88
Pension Contribution:Members of the Legislature	1,549,038.10
Pension Contributions: Other Government Authorities for Seconded Officers Recovery of Pension and Salary	104,496,380.99	111,115,727.00	37,717,227.91	31,556,086.77	-79,559,640.23
Chancery Fund Commission	1,201,164.71	1,821,813.00	156,145.07	267,678.30	-1,554,134.70
Sale of Receipt Books	1,558,184.28	2,012,485.00	1,455,294.28	2,249,598.94	237,113.94
Recovery of Prior Years’ Expenditure	1,182,306.55	1,667,262.00	58,481,260.54	104,263,733.08	102,596,471.08
Processing Fees - Salary Deduction	1,653,687.75	1,834,949.00	1,435,600.11	1,531,461.43	-303,487.57
Miscelleanous Receipts	10,256,128,665.09	10,077,043,082.00	3,943,040,926.13	6,167,652,650.85	-3,909,390,431.15
Registration of Jamaica Investment Capital Growth Funds	—	—
Fees on Government Guaranteed Loans	1,456,073,472.96	—
Executive Agency Investment Fund Management Fees	1,614,629.46	1,847,855.00

TOTAL - ACCOUNTANT GENERAL’S DEPARTMENT	16,258,027,488.52	15,811,621,454.00	14,867,937,256.84	16,780,417,173.49	-5,495,756,425.51

JAMAICA CUSTOMS AGENCY
Warehouse Fees	5,138,253.90	9,085,158.00	8,858,298.66	9,850,473.24	765,315.24
Receipts from Sale of Seized Items	52,568,268.79	221,763,993.00	19,748,576.70	308,039,234.49	86,275,241.49
Penalty Payments for Breaches of Customs Act and Regulations	84,077,533.30	120,439,090.00	192,426,075.50	135,040,299.91	14,601,209.91
Net Service Charge for Shipping and Airline Carriers	178,373,121.15	981,858,185.00		892,521,644.24	-89,336,540.76
Processing Fees		—			0.00
Standard and Compliance Fees	26,817,562.57	36,121,281.00	24,504,232.50	37,627,109.47	1,505,828.47
Customs User/ Administration Fee	3,920,981,758.86	5,546,033,753.00	2,704,799,439.69	5,280,526,000.00	-265,507,753.00
Irrevocable Standing Orders	3,000.00	41,500.00		41,500.00	0.00
Miscelleanous Receipts	603,556,585.01	934,935.00	680,544,501.19	917,331.78	-17,603.22

TOTAL - JAMAICA CUSTOMS AGENCY	4,871,516,083.58	6,916,277,895.00	3,630,881,124.24	6,664,563,593.13	-251,714,301.87

TAX ADMINISTRATION OF JAMAICA
Penalty for late and non-payment of sundry taxes and licences	100,500.00	1,000.00
Penalty for Breaches of Spirit Licences		300,000.00		327,000.00	27,000.00
Property Tax (2.5%)	256,695,123.60	200,000,000.00	192,479,132.61	215,000,000.00	15,000,000.00

National Health Fund(NHF 2.5%)		—			0.00

Passport Immigration & Citizenship Agency Fee 0.5%	548,745.00	480,000.00	380,360.00	512,000.00	32,000.00
Road Maintenance Fund 2.5%	54,591,764.55	46,800,000.00	260,833,249.13	52,000,000.00	5,200,000.00
Special Consumption Tax 2.5%		—			0.00

Island Traffic Authority 20%	16,948,740.00	14,000,000.00	12,612,880.00	16,200,000.00	2,200,000.00
Police User Fees		—			0.00
Trade Licence 2.5%	10,169,095.99	9,000,000.00	7,769,118.52	8,000,000.00	-1,000,000.00
Miscellaneous Receipts	115,618,903.32	20,000,000.00	29,201,517.09	23,577,000.00	3,577,000.00
Firearm Licensing Authority User Fees		—
Excise Officers		—

TOTAL - TAX ADMINISTRATION OF JAMAICA	454,672,872.46	290,581,000.00	503,276,257.35	315,616,000.00	25,036,000.00

MINISTRY OF NATIONAL SECURITY
Sale of Services- CRDC	—	—		15,012,000.00	15,012,000.00
Miscelleanous Receipts	254,429,752.84	50,750,000.00	50,155,007.19	15,000,000.00	-35,750,000.00

2020/2021 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2018/2019 (‘1)	Estimates 2019/2020 (‘2)	Consolidated Fund Receipts 2019/2020 (as at Dec-19) (‘3)	Estimates 2020/2021 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$		J$
TOTAL - MINISTRY OF NATIONAL SECURITY	254,429,752.84	50,750,000.00	50,155,007.19	30,012,000.00	-20,738,000.00

JAMAICA DEFENCE FORCE
Rental of Lettings (Land and Buildings) Soldier’s Contribution	1,122,131.60	20,000,000.00		1,000,000.00	-19,000,000.00
Soldiers’ Contribution to various services	8,770,336.61	201,000,000.00		3,500,000.00	-197,500,000.00

TOTAL-JAMAICA DEFENCE FORCE	9,892,468.21	221,000,000.00	0.00	4,500,000.00	-216,500,000.00

POLICE DEPARTMENT
Police Certificates	82,238,350.00	425,000,000.00	4,703,740.79	482,369,000.00	57,369,000.00
Finger Print Search (Formerly User Service Fees)	411,143,750.00	—	298,723,960.00	461,000,000.00	461,000,000.00
Pension Contributions: Constabulary		—			0.00
Pension Contributions: Special Constables		—			0.00
Accident Report		33,612,000.00	6,000.00	18,687,000.00	-14,925,000.00
Miscellaneous Receipts	176,103,510.76	76,650,000.00	20,158,720.36	31,173,880.00	-45,476,120.00

TOTAL - POLICE DEPARTMENT	669,485,610.76	535,262,000.00	323,592,421.15	993,229,880.00	457,967,880.00

DEPARTMENT OF CORRECTIONAL SERVICES
Sundry Fines and Contribution	8,614,510.03	900,000.00	6,160,183.30	1,222,000.00	322,000.00

TOTAL - DEPARTMENT OF CORRECTIONAL SERVICES	8,614,510.03	900,000.00	6,160,183.30	1,222,000.00	322,000.00

PASSPORT, IMMIGRATION AND CITIZENSHIP AGENCY
Passport Services	—	1,907,267,275.00			-1,907,267,275.00
Citizenship Services	—	72,821,634.00			-72,821,634.00
Immigration Services	—	436,251,552.00			-436,251,552.00
Miscelleanous Fees	6,476,487.00	170,000,000.00			-170,000,000.00

CITIZENSHIP AGENCY	6,476,487.00	2,586,340,461.00	0.00	—	-2,586,340,461.00

MINISTRY OF JUSTICE
Traffic Fines	135,364,034.27	225,578,000.00		153,228,728.00	-72,349,272.00
Other Court Fines	246,050.01	366,000.00	721,180.86	1,442,362.00	1,076,362.00
Sale of Revised Laws of Jamaica to the Private Sector	—	—			0.00
Forfeited Recognizances (Funds)	—	—			0.00
Sale of Marriage Licences	—	—			0.00
Miscellaneous Receipts	137,611,181.39	184,517,000.00	104,833,623.81	176,048,500.00	-8,468,500.00
Tender Documents	—	—

TOTAL - MINISTRY OF JUSTICE	273,221,265.67	410,461,000.00	105,554,804.67	330,719,590.00	-79,741,410.00

ADMINISTRATOR GENERAL’S DEPARTMENT
Charges for Administering Intestate Estate (50% of Gross Receipts)	471,770.00	—	16,255,505.00		0.00
Bona Vacantia and Unclaimed Balances		2,000,000.00

TOTAL - ADMINISTRATOR GENERAL’S DEPARTMENT	471,770.00	2,000,000.00	16,255,505.00	—	0.00

MINISTRY OF FOREIGN AFFAIRS AND FOREIGN TRADE
Visa Fees from Overseas Missions	5,923,863.53	10,203,276.00	9,697,745.96	2,567,463.00	-7,635,813.00
Authentication fees	12,949,210.43	6,802,184.00	17,844,203.80	1,711,642.00	-5,090,542.00
Rush fees	98,154.00	1,700,546.00	205,110.92	427,911.00	-1,272,635.00
Consul fees	16,343,108.03	9,523,058.00	25,063,346.44	2,396,299.00	-7,126,759.00
Postage fees		—		342,328.00	342,328.00
Miscellaneous Receipts	46,577,960.79	5,781,857.00	76,232,737.17	1,112,567.00	-4,669,290.00

TOTAL - MINISTRY OF FOREIGN AFFAIRS AND FOREIGN TRADE	81,892,296.78	34,010,921.00	129,043,144.29	8,558,210.00	-25,452,711.00

MINISTRY OF LABOUR AND SOCIAL SECURITY
Reimbursement - NIS	832,435,326.44	820,962,000.00	165,269,841.98	735,011,000.00	-85,951,000.00
Fees - Factories Registration Act	2,630,841.43	2,117,031.00	1,412,832.00	1,587,664.00	-529,367.00
Fees - Employment Agencies Registration Act	685,000.00	317,143.00	840,228.00	610,000.00	292,857.00
Fees - Recruiting of Workers Act		—	0.00		0.00

2020/2021 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

			Consolidated
	Consolidated		Fund Receipts		Budget
	Fund Receipts	Estimates	2019/2020	Estimates	Increase(+) /
	2018/2019	2019/2020	(as at Dec-19)	2020/2021	Decrease (-)
REVENUE ITEM DESCRIPTION	(‘1)	(‘2)	(‘3)	(‘4)	[(4)-(2)]
	J$	J$	J$		J$
Work Permit	2,000.00	1,100,000,000.00	0.00	1,400,000,000.00	300,000,000.00
Miscellaneous Receipts	218,422,082.76	3,079,306.00	7,909,006.19	700,000.00	-2,379,306.00

TOTAL - MINISTRY OF LABOUR AND SOCIAL SECURITY	1,054,175,250.63	1,926,475,480.00	175,431,908.17	2,137,908,664.00	211,433,184.00

MINISTRY OF EDUCATION, YOUTH AND CULTURE
Fees from Jamaica School Certificate Examinations	—	200,000.00
Rental of EDDC and other Buildings	628,000.00	6,000,000.00	416,600.00	3,000,000.00	-3,000,000.00
Repayment of Bonds by Teachers	3,691,681.33	12,000,000.00	2,560,872.40	12,000,000.00	0.00
Transcripts	18,617,809.24	12,000.00	2,400.00	60,000.00	48,000.00
Recovery of Previous years Expenditure	6,277,600.11	12,000,000.00	22,691,981.57	12,000,000.00	0.00
Miscellaneous Receipts	102,038,885.09	10,000,000.00	22,767,860.67	10,000,000.00	0.00

TOTAL - MINISTRY OF EDUCATION, YOUTH AND CULTURE	131,253,975.77	40,212,000.00	48,439,714.64	37,060,000.00	-2,952,000.00

MINISTRY OF HEALTH
Registration of Pharmacies and Pharmacists	—	480,000.00			-480,000.00
Registration of Drugs	—	12,000,000.00		36,000,000.00	24,000,000.00
Parents Contribution toward Maintenance of Children in Children’s Home	—	—			0.00
Drug Permits	—	4,200,000.00		36,000,000.00	31,800,000.00
Miscellaneous Receipts	142,386,394.15	240,000.00	50,942,859.95	2,160,000.00	1,920,000.00
Advisory Panel on Ethics ( Research Proposal)	—	216,000.00		216,000.00	0.00

TOTAL - MINISTRY OF HEALTH	142,386,394.15	17,136,000.00	50,942,859.95	74,376,000.00	57,240,000.00

GOVERNMENT CHEMIST
Fees from Laboratory analyses	1,230,679.00	1,008,000.00	485,047.00	1,008,000.00	0.00

TOTAL - GOVERNMENT CHEMIST	1,230,679.00	1,008,000.00	485,047.00	1,008,000.00	0.00

MINISTRY OF CULTURE, GENDER, ENTERTAINMENT AND SPORTS
Irrevocable Order	—	—
Miscelleanous Receipts	892,886.34	115,000.00	1,821,796.40	350,000.00	235,000.00

TOTAL - MINISTRY OF CULTURE, GENDER, ENTERTAINMENT AND SPORTS	892,886.34	115,000.00	1,821,796.40	350,000.00	235,000.00

MINISTRY OF INDUSTRY COMMERCE AGRICULTURE AND FISHERIES
Agricultural Land Management Division	—	1,600,000.00		1,600,000.00	0.00
Miscelleanous Receipts	1,798,481,332.61	—	205,590,497.82		0.00
Other Receipts from Agricultural Stations	—	—			0.00
Receipts from sundry and other receipts	—	6,500.00		12,262,392.00	12,255,892.00

TOTAL - MINISTRY OF INDUSTRY COMMERCE AGRICULTURE AND FISHERIES	1,798,481,332.61	1,606,500.00	205,590,497.82	13,862,392.00	12,255,892.00

FOOD PROTECTION, INSPECTION AND
Food Protection , Inspection & Deinfestation Division - Sundry Fees	162,612.00	10,000,000.00			-10,000,000.00

TOTAL - FOOD STORAGE AND PREVENTION OF INVESTATION DIVISION	162,612.00	10,000,000.00	0.00	—	-10,000,000.00

OFFICE OF THE GOVERNMENT TRUSTEE
Commission on Dividend Payment	—	1,237,387.00		1,368,414.00	131,027.00
Legal fees and charges against the Bankruptcy	5,821,666.67	5,347,500.00		2,274,000.00	-3,073,500.00

TOTAL - OFFICE OF THE GOVERNMENT TRUSTEE	5,821,666.67	6,584,887.00	0.00	3,642,414.00	-2,942,473.00

OFFICE OF THE SUPERVISOR OF INSOLVENCY
Insolvency Status Verification	—	2,520,000.00		3,000,000.00	480,000.00
Trustee Application Fee	—	80,000.00		100,000.00	20,000.00
Trustee Licence Fee	—	480,000.00		150,000.00	-330,000.00
Trustee License Renewal	—	2,000.00		2,000.00	0.00
Miscellaneous Receipts	—	10,000.00		20,000.00	10,000.00

2020/2021 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

			Consolidated
	Consolidated		Fund Receipts		Budget
	Fund Receipts	Estimates	2019/2020	Estimates	Increase(+) /
	2018/2019	2019/2020	(as at Dec-19)	2020/2021	Decrease (-)
REVENUE ITEM DESCRIPTION	(‘1)	(‘2)	(‘3)	(‘4)	[(4)-(2)]
	J$	J$	J$		J$
TOTAL - OFFICE OF THE SUPERVISOR OF INSOLVENCY	—	3,092,000.00	0.00	3,272,000.00	180,000.00

TRADE BOARD
Certification Fees	—	7,401,680.00		7,122,951.00	-278,729.00
Dealers Registration / Licensing Fees	—	—			0.00
Scrap Metal	—	4,664,799.00		4,534,758.00	-130,041.00
Car Dealers Registration	—	48,500,000.00		61,158,500.00	12,658,500.00
Collateral Letter	—	4,162,500.00		4,519,500.00	357,000.00
Letter of Transfer	—	1,916,000.00		1,922,000.00	6,000.00
Miscellaneous Receipts	—	52,228,196.00		62,995,488.00	10,767,292.00

TOTAL - TRADE BOARD	—	118,873,175.00	0.00	142,253,197.00	23,380,022.00

DEPARTMENT OF COOPERATIVE AND FRIENDLY SOCIETIES
Amendment to Rules Fees	—	30,000.00		30,000.00	0.00
Registration Fees - Cooperative & Friendly
Society	—	120,000.00		120,000.00	0.00
Registration of Special Resolution	—	—			0.00
Arbitration	—	50,000.00		50,000.00	0.00
Training	—	270,000.00		270,000.00	0.00
Registration of change in office to include	—	—			0.00
Annual Fees for IP Societies	—	300,000.00		300,000.00	0.00
Miscellaneous Receipts	788,456.00	105,000.00	583,635.00	105,000.00	0.00

TOTAL - DEPARTMENT OF COOPERATIVE AND FRIENDLY SOCIETIES	788,456.00	875,000.00	583,635.00	875,000.00	0.00

COMPANIES OFFICE OF JAMAICA
Fees for Registration of Companies (50% of Surplus to Consolidated Fund)		331,842,475.00			-331,842,475.00
Fees for Registration of Business Names (50% Surplus to Consolidated Fund)		63,094,971.00	5,760,627.00		-63,094,971.00
Miscellaneous receipts		74,647,574.00			-74,647,574.00

TOTAL - COMPANIES OFFICE OF JAMAICA	—	469,585,020.00	5,760,627.00	—	-469,585,020.00

JAMAICA INTELLECTUAL PROPERTY OFFICE
Fees for Registration of Trademark		80,581,000.00	15,511,380.00	—

Patent fees		45,000.00	12.00	10,000.00	-35,000.00

Design Fees		216,500.00	130,000.00	262,500.00	46,000.00
Search Fees		398,200.00	2,719,750.00	402,600.00	4,400.00
Trade Mark Journal		422,400.00	24,200.00	—	-422,400.00

Trade Mark Publication		5,011,600.00	1,562,000.00	5,062,200.00	50,600.00
Geographical Indication Registration		30,000.00		30,000.00	0.00
Copyright-GDA Registration		461,450.00	80,400.00	444,000.00	-17,450.00
Madrid Treaty Registration		—			0.00
Patent Corporation Treaty Registration		125,000.00			-125,000.00
Miscellaneous receipts	84,591,450.70	—	35,778,354.64	84,360,900.00	84,360,900.00

TOTAL - JAMAICA INTELLECTUAL PROPERTY OFFICE	84,591,450.70	87,291,150.00	55,806,096.64	90,572,200.00	83,862,050.00

MINISTRY OF SCIENCE & TECHNOLOGY
Fees- Electric Lighting Act	22,363,797.80	—	10,184,910.10	16,000,000.00	16,000,000.00
Miscelleanous Receipts	12,944,716.28	—	12,989,088.83	4,000,000.00	4,000,000.00

TOTAL - MINISTRY OF SCIENCE & TECHNOLOGY AND TELECOMMUNICATION	35,308,514.08	—	23,173,998.93	20,000,000.00	20,000,000.00

SCIENTIFIC RESEARCH COUNCIL
Information Services	—
Process Development	—
Product Research and Development	—			86,408,000.00	86,408,000.00
Promotion and Distribution of Products	—

TOTAL - SCIENTIFIC RESEARCH COUNCIL	—	—	0.00	86,408,000.00	86,408,000.00

2020/2021 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

			Consolidated
	Consolidated		Fund Receipts		Budget
	Fund Receipts	Estimates	2019/2020	Estimates	Increase(+) /
	2018/2019	2019/2020	(as at Dec-19)	2020/2021	Decrease (-)
REVENUE ITEM DESCRIPTION	(‘1)	(‘2)	(‘3)	(‘4)	[(4)-(2)]
	J$	J$	J$		J$
POST AND TELECOMMUNICATION DEPARTMENT
Sales of Stamps	140,857,080.00	174,335,000.00	80,319,656.87	174,335,000	0.00
Postage, Prepayment	469,896,574.65	550,000,000.00	183,220,045.98	680,000,000	130,000,000.00
Commission on Money Order and Postal Orders	—	—	11,206,320.70		0.00
C.O.D. and Customs Clearance Fees on Parcels	2,744,760.00	4,000,000.00	1,715,000.00	4,000,000	0.00
Shares of Postage on Parcels	—	—	549,058.26		0.00
Rental of Property	20,593,469.80	13,976,000.00	21,556,529.49	13,976,000	0.00
Rental of Letter Boxes and Bags	33,130,331.76	23,908,000.00	10,670,000.00	23,908,000	0.00
Terminal Dues / Postal Administrations and Airlines	2,131,826.50	30,500,000.00		30,500,000	0.00
Express Mail		58,960,000.00		28,960,000	-30,000,000.00
Other Postal Business	66,297,857.76	10,000,000.00	15,988,834.33	10,000,000	0.00
Commission fees from Jamaica National Small Business	7,944,660.53	5,500,000.00	3,302,526.63	5,500,000	0.00
Commission Fees from Ministry of Labour and	94,441,701.00	120,167,000.00	31,079,345.00	120,167,000	0.00
Commission on the sale of Ministry of Water & Housing Water Tank and Water Coupons	—	—	6,280,839.28

TOTAL - POST AND TELECOMMUNICATION DEPARTMENT	838,038,262.00	991,346,000.00	365,888,156.54	1,091,346,000.00	100,000,000.00

MINISTRY OF TRANSPORT AND MINING
Tender Documents	—	60,000.00		60,000	0.00
Other Receipts	—	70,000.00	599,887,164.05	147,000	77,000.00
Miscelleanous Receipts	81,705,504.15	50,000.00	14,970,771.23	19,000	-31,000.00
Bluefield Guest House	—	—			0.00
On and Off Trailer Plates	—	—			0.00
De- earmarked - Civil Aviation Authority	5,905,471,261.77	5,775,245,615.00	3,667,050,463.63	6,565,911,887	790,666,272.00

TOTAL - MINISTRY OF TRANSPORT AND WORKS	5,987,176,765.92	5,775,425,615.00	4,281,908,398.91	6,566,137,887.00	790,712,272.00

MINES AND GEOLOGY
Application for Export Permits	—	700,000.00			-700,000.00
Library Publication	—	180,000.00			-180,000.00
Receipts from issue of Sundry Permits	—	20,000.00		720,000	700,000.00
Laboratory Analysis - Metallic Minerals	—	9,500,000.00		12,000,000	2,500,000.00
Miscellaneous Receipts	6,882,934.11	6,500,000.00	14,773,465.11	8,220,000	1,720,000.00
Royalties-Bauxite	736,001,240.28	760,000,000.00	736,942,243.78	560,000,000	-200,000,000.00
Royalties-Limestone	—	40,000,000.00	4,813,047.26	40,000,000	0.00
Royalties-Marble	—	—			0.00
Blasting Inspections	527,500.00	850,000.00	328,500.00	800,000	-50,000.00

TOTAL - MINES AND GEOLOGY	743,411,674.39	817,750,000.00	756,857,256.15	621,740,000.00	-196,010,000.00

MINISTRY OF LOCAL GOVERNMENT AND COMMUNITY DEVELOPMENT
Fire Inspection Fees	—	—			0.00
Tender Document Fees	—	8,000.00		8,000	0.00
Repairs of Fire Hydrants	—	—			0.00
Permission to Host events	—	—			0.00
Fines	—	—			0.00
6% Pension Contribution - Councillors	11,504,321.12	—			0.00
Miscellaneous Receipts	3,660,885.77	809,776.00	3,238,897.53	420,000	-389,776.00

TOTAL - MINISTRY OF LOCAL GOVERNMENT AND COMMUNITY DEVELOPMENT	15,165,206.89	817,776.00	3,238,897.53	428,000.00	-389,776.00

JAMAICA FIRE BRIGADE
Fire Certification & Application		—			0.00
Training of Safety Monitor & Demonstration		—			0.00

TOTAL - JAMAICA FIRE BRIGADE	—	—	0.00	—	0.00

MISCELLEANOUS RECEIPTS (UNCLASSIFIED)			0.00		0.00

TOTAL NON TAX REVENUE	74,628,416,965.54	59,608,511,882.00	51,152,157,539.33	66,498,900,000.00	515,782,223.00

TOTAL RECURRENT REVENUE	613,980,767,689.69	625,486,820,882.00	459,884,937,925.21	670,284,125,492.57	38,422,698,715.57

2020/2021 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

			Consolidated
	Consolidated		Fund Receipts		Budget
	Fund Receipts	Estimates	2019/2020	Estimates	Increase(+) /
	2018/2019	2019/2020	(as at Dec-19)	2020/2021	Decrease (-)
REVENUE ITEM DESCRIPTION	(‘1)	(‘2)	(‘3)	(‘4)	[(4)-(2)]
	J$	J$	J$		J$
CAPITAL REVENUE
LAND SALES
Crown Property Sales	—	36,322,500.00		214,421,773.00	178,099,273.00

TOTAL - LAND SALES	—	36,322,500.00	0.00	214,421,773.00	178,099,273.00

LOAN REPAYMENTS
Miscellaneous	1,844,942,673.46	3,083,500,000.00	1,816,373,827.82	121,578,227.00	-2,961,921,773.00

TOTAL LOAN REPAYMENTS	1,844,942,673.46	3,083,500,000.00	1,816,373,827.82	121,578,227.00	-2,961,921,773.00

EXTRAORDINARY RECEIPTS
Miscelleanous (PCDF Inflows)	13,549,991,913.05	18,552,943,708.00	78,425,925,368.27	8,193,000,000	-10,359,943,708.00
Proceeds from Divestment	14,524,498,178.85	—			0.00

TOTAL -EXTRAORDINARY RECEIPTS	28,074,490,091.90	18,552,943,708.00	78,425,925,368.27	8,193,000,000.00	-10,359,943,708.00

TOTAL CAPITAL REVENUE	29,919,432,765.36	21,672,766,208.00	80,242,299,196.09	8,529,000,000.00	-13,143,766,208.00

GRANTS
TRANSFER FROM CAPITAL DEVELOPMENT FUND
Transfer to Current Account	—			135,700,000
Transfers in lieu of Income Tax from Alumina Producers	—

Others	273,043,600.00	130,900,000.00			-130,900,000.00

TOTAL - TRANSFER TO CAPITAL ACCOUNT	273,043,600.00	130,900,000.00	0.00	135,700,000.00	-130,900,000.00

EXTERNAL GRANTS
European Union	4,904,937,677.64	—			0.00
Miscelleanous Grants	—	—	94,926,715.00	2,987,000,000	2,987,000,000.00
Other Grants	3,091,498,000.00	5,635,485,000.00	2,843,440,985.00	1,350,323,510	-4,285,161,490.00

TOTAL EXTERNAL GRANTS	7,996,435,677.64	5,635,485,000.00	2,938,367,700.00	4,337,323,510.00	-1,298,161,490.00

TOTAL GRANTS	8,269,479,277.64	5,766,385,000.00	2,938,367,700.00	4,473,023,510.00	-1,429,061,490.00

EXTERNAL LOANS
Multilateral
Loans to be raised under Act 39 of 1964
World Bank Loans	—			4,070,100,000.00	4,070,100,000.00
Inter-American Development Bank	15,381,559,816.34	36,944,300,000.00	8,350,557,115.04	10,175,250,000.00	-26,769,050,000.00
USAID	—	—			0.00
Caribbean Development Bank	7,698,068.96	—			0.00
European Union	—	—			0.00
World Bank/IDB	1,421,592,000.00	—	1,470,599,000.00		0.00
IFID	—	—			0.00
/USAID	—	—			0.00
OPEC	—	—			0.00
OECF	—	—			0.00
IMF	—	—			0.00
IBRD	3,859,730,328.55	9,310,000,000.00	2,561,380,000.00	5,689,410,000.00	-3,620,590,000.00
Other (IDB)	1,023,933,000.00	—	129,303,000.00	6,499,170,000.00	6,499,170,000.00

Total Multilateral Loans	21,694,513,213.85	46,254,300,000.00	12,511,839,115.04	26,433,930,000.00	-19,820,370,000.00

Bilateral
Government of China	18,012,135,000.00	—	2,637,175,000.00	7,944,570,000.00	7,944,570,000.00
Government of Germany	—	—			0.00
JBIC	—	—			0.00
Kuwait	—	—			0.00
Saudi	—	—			0.00
PL480	—	—			0.00
Other	14,984,000.00	—			0.00
					0.00
Other Loans		—			0.00
Capital Market	—	—			0.00
Other	—	—			0.00

Total Bilateral Loans	18,027,119,000.00	—	2,637,175,000.00	7,944,570,000.00	7,944,570,000.00

TOTAL - EXTERNAL LOANS	39,721,632,213.85	46,254,300,000.00	15,149,014,115.04	34,378,500,000.00	-11,875,800,000.00

2020/2021 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

			Consolidated
	Consolidated		Fund Receipts		Budget
	Fund Receipts	Estimates	2019/2020	Estimates	Increase(+) /
	2018/2019	2019/2020	(as at Dec-19)	2020/2021	Decrease (-)
REVENUE ITEM DESCRIPTION	(‘1)	(‘2)	(‘3)	(‘4)	[(4)-(2)]
	J$	J$	J$		J$
DOMESTIC LOANS
Local Commercial Banking Sector	—	—
Benchmark Notes & Treasury Bills	76,553,165,750.27	56,482,100,000.00	70,899,176,696.08	109,224,430,000.00	52,742,330,000.00
Indexed Bonds & US$ Loans	—	—			0.00
Other	10,321,033,404.43	—	6,973,691,056.81		0.00

TOTAL - DOMESTIC LOANS	86,874,199,154.70	56,482,100,000.00	77,872,867,752.89	109,224,430,000.00	52,742,330,000.00

TOTAL LOANS	126,595,831,368.55	102,736,400,000.00	93,021,881,867.93	143,602,930,000.00	40,866,530,000.00

RECURRENT REVENUE
Tax Revenue	539,352,350,724.15	565,878,309,000.00	408,732,780,385.88	603,785,225,492.57	-26,525,958,275.85
Non Tax Revenue	74,628,416,965.54	59,608,511,882.00	51,152,157,539.33	66,498,900,000.00	15,019,905,083.54
CAPITAL REVENUE	29,919,432,765.36	21,672,766,208.00	80,242,299,196.09	8,529,000,000.00	8,246,666,557.36
GRANTS
Transfer from Capital Development Fund	273,043,600.00	130,900,000.00	—	135,700,000.00	142,143,600.00
External Grants	7,996,435,677.64	5,635,485,000.00	2,938,367,700.00	4,337,323,510.00	2,360,950,677.64
LOANS					0.00
External Loans	39,721,632,213.85	46,254,300,000.00	15,149,014,115.04	34,378,500,000.00	-6,532,667,786.15
Domestic Loans	86,874,199,154.70	56,482,100,000.00	77,872,867,752.89	109,224,430,000.00	30,392,099,154.70

	778,765,511,101.24	755,662,372,090.00	636,087,486,689.23	826,889,079,002.57	23,103,139,011.24

2020-2021 JAMAICA BUDGET

STATEMENT III
Summary of Revenue Estimates and Estimates of Expenditure for the Year 2020-2021

$’000

RECURRENT

REVENUE		EXPENDITURE
	Estimates, 2020/2021		Estimates, 2020/2021
I RECURRENT REVENUE		RECURRENT EXPENDITURE

Customs	47,155,955,181.58	His Excellency the Governor-General and Staff	411,824,000.00
Income Tax	168,126,337,030.58	Houses of Parliament	1,173,269,000.00
Stamp Duties	8,383,249,634.84	Office of the Public Defender	131,096,000.00
Motor Vehicle Licences(Motor Vehicle Act)	4,919,511,149.79	Auditor General	1,028,764,000.00
Other Licences	357,271,451.12	Office of the Services Commissions	353,172,000.00
Travel Tax	22,511,840,000.00	Office of the Children’s Advocate	207,234,000.00
Betting, Gaming and Lotteries-Duties, Fees and Levies	6,730,427,193.63	Independent Commission of Investigations	661,715,000.00
Education Tax	34,449,108,534.87	Integrity Commission	766,749,000.00
Contractors Levy	2,463,060,887.00	Office of the Prime Minister	11,863,258,000.00
General Consumption Tax	213,686,340,352.45	Office of the Cabinet	1,047,537,000.00
Special Consumption Tax	83,348,268,721.24	Ministry of Tourism	12,604,991,000.00
Environmental Levy	4,443,289,942.22	Ministry of Economic Growth abd Job Creation	16,117,735,000.00
Telephone Call Tax	2,510,240,000.00	Ministry of Finance and Public Service	414,459,282,000.00
Guest Accomodation Room Tax	3,115,380,908.00	Ministry of National Security	82,040,170,000.00
Minimum Business Tax	-	Ministry of Justice	9,532,896,000.00
Quarry Tax	84,215,326.03	Ministry of Foreign Affairs and Foreign Trade	5,108,919,000.00
Import Licences-Trade Board	345,294,000.00	Ministry of Labour and Social Security	5,085,367,000.00
Telecommunication Licences	1,155,435,179.22	Ministry of Education, Youth and Information	117,964,004,000.00
TOTAL TAX REVENUE	603,785,225,492.57	Ministry of Health and Wellness	74,884,257,000.00
		Ministry of Culture, Gender, Entertainment and Sport	4,901,265,000.00
		Ministry of Industry, Commerce, Agriculture and Fisheries	12,665,837,000.00
NON-TAX REVENUE	66,498,900,000.00	Ministry of Science, Energy and Technology	8,042,538,000.00
		Ministry of Transport and Mining	11,673,099,000.00
SUBTOTAL NON TAX REVENUE	66,498,900,000.00	Ministry of Local Government and Community Development	16,512,156,000.00

TRANSFERS FROM CAPITAL DEVELOPMENT FUND	135,700,000.00

		GROSS TOTAL	809,237,134,000.00

		Less Appropriations-In-Aid	30,764,075,000.00

TOTAL RECURRENT REVENUE	670,419,825,492.57	TOTAL RECURRENT EXPENDITURE	778,473,059,000.00

2020-2021 JAMAICA BUDGET

STATEMENT III
Summary of Revenue Estimates and Estimates of Expenditure for the Year 2020-2021

$’000
CAPITAL
Revenue		Expenditure
	Estimates, 2020/2021		Estimates, 2020/2021
CAPITAL REVENUE		CAPITAL EXPENDITURE

Land Sales	214,421,773.00	Office of the Prime Minister	6,616,215,000.00
Loan Repayments	121,578,227.00	Office of the Cabinet	19,575,000.00
Extraordinary Receipts: Miscelleanous	8,193,000,000.00	Ministry of Economic Growth abd Job Creation	22,355,858,000.00
		Ministry of Finance and Public Service	7,927,818,000.00
Subt Total Capital Revenue	8,529,000,000.00	Ministry of National Security	15,953,840,000.00
		Ministry of Justice	941,500,000.00
Grants	4,337,323,510.00	Ministry of Labour and Social Security	8,596,012,000.00
		Ministry of Education, Youth and Information	1,480,478,000.00
External Loans		Ministry of Health and Wellness	3,903,604,000.00
(A) Multilateral		Ministry of Culture, Gender, Entertainment and Sport	25,184,000.00
		Ministry of Industry, Commerce, Agriculture and Fisheries	3,519,016,000.00
World Bank Loans	4,070,100,000.00	Ministry of Science, Energy and Technology	696,804,000.00
Inter-American Development Bank	10,175,250,000.00	Ministry of Local Government and Community Development	2,217,356,000.00
USAID	-
Caribbean Development Bank	-
European Union	-
World Bank/IDB	-
IFID	-
OECF/USAID	-
OPEC	-
OECF	-
IMF	-
IBRD	5,689,410,000.00
Other	6,499,170,000.00
		GROSS TOTAL	74,253,260,000.00
Total Multilateral	26,433,930,000.00
		Less Appropriations-In-Aid	50,000,000.00
(B) Bilateral
		TOTAL CAPITAL EXPENDITURE	74,203,260,000.00

Government of China	7,944,570,000.00
Government of Germany	-
JBIC	-
Kuwait	-
Saudi	-
PL480	-
Other

Total Bilateral	7,944,570,000.00

(C ) Capital Market

Total External Loans	34,378,500,000.00

Domestic Loans

(D) Benchmark Notes & Treasury Bills	109,224,430,000.00

(E) Other

Total Domestic Loan	109,224,430,000.00

Total External and Domestic Loans	143,602,930,000.00

2020-2021 JAMAICA BUDGET

STATEMENT III
Summary of Revenue Estimates and Estimates of Expenditure for the Year 2020-2021

$’000

SUMMARY
REVENUE		EXPENDITURE

	-	Recurrent Estimates	778,473,059,000.00
Tax and Non Tax Revenue	670,284,125,492.57	Capital Estimates	74,203,260,000.00
Capital Revenue	8,529,000,000.00
Transfer from Capital Development Fund	135,700,000.00
Grants	4,337,323,510.00
Loan Funds (Raised and to be Raised)	143,602,930,000.00

TOTAL RECEIPTS	826,889,079,002.57	TOTAL EXPENDITURE	852,676,319,000.00

2020-2021 JAMAICA BUDGET

STATEMENT IV

STATEMENT OF STATUTORY EXPENDITURE CHARGED

TO THE CONSOLIDATED FUND

Head No.	Head of Estimates	Particulars of Service	Amount $’000	Statutory Authority
01000	His Excellency the Governor- General and Staff	Emoluments of the Governor-General and his personal staff as well as general expenditure affiliated to the office of the Governor-General	314,149.0	Section 12 of the Governor-General (Expenditure, Personal Staff, Tax Exemptions and Pensions) Act.

02000	Houses of Parliament	Salaries and Allowances of the Clerk and Deputy Clerk of the Senate and the House of Representatives.	16,931.0	Section 47 (8) of the Constitution of Jamaica.

03000	Office of the Public Defender	Salary and Allowances of the Public Defender.	14,175.0	Section 9 of the Public Defender Interim Act 33/1999

05000	Auditor General	Salary of the Auditor General	9,275.0	Section 120–122 of the Constitution of Jamaica; Section 25–36 of the Financial Administration and Audit Act.

06000	Office of the Services Commissions	Salaries and Allowances of the Chairman and members of the Public Service Commissions.	10,123.0	Section 124 (8) of the Constitution of Jamaica.

07000	Office of the Children’s Advocate	Salary of the Children’s Advocate	12,936.0	The Child Care and Protection Act, First Schedule

08000	Independent Commission of Investigations	Salary of the Commissioner	12,975.0	The Independent Commission of Investigations Act, First Schedule

09000	Integrity Commission	Salaries and Allowances for the Commissioners of the Integrity Commission	30,000.0	Section 22 of the Integrity Commission Act

20017	Public Debt Servicing (Amortisation)	Payment for the amortisation of loans raised by the Government of Jamaica.	155,189,700.0	Section 119 of the Constitution of Jamaica

20018	Public Debt Servicing (Interest Payments)	Payment of interest, service charges and commitment fees in respect of the public debt of Jamaica.	132,654,211.0	Section 119 of the Constitution of Jamaica.

20019	Pensions	Public Officers Pensions, Gratuities and Monthly Allowances granted in pursuance of the provisions of the Pensions Act.	13,340,069.0	Section 4 of the Pensions Act.

		Jamaica Defence Force Pension	575,362.0	Defence (Retired, Pay Pensions and other Grants) Regulation, 1962

		Payment of Pensions and Gratuities to Teachers in accordance with the Pensions Act	5,975,011.0	The Pensions (Teachers) Act.

		Payment of Pensions, Gratuities or other allowances to Sub-Officers and Constables of the Police Force in accordance with the Constabulary Force Act	5,633,501.0	Constabulary Force Act.

		Payment of retiring allowances, Widows’ allowances or gratuity to legislators in accordance with the provisions of the Retiring Allowance (Legislative Service) Act, and/or The Pensions (Prime Minister) Act.	206,361.0	Section 12 of the Retiring Allowances (Legislative Service) Act and Section 7 of the Pensions (Prime Minister) Act.

2020-2021 JAMAICA BUDGET

STATEMENT IV

STATEMENT OF STATUTORY EXPENDITURE CHARGED

TO THE CONSOLIDATED FUND

Head No.	Head of Estimates	Particulars of Service	Amount $’000	Statutory Authority
		Refund of Family Benefits Contributions in accordance with the Provisions of the Pensions (Civil Service Family Benefits) Act.	167,547.0	Section 10 of the Pensions (Civil Service Family Benefits) Act.

		Payment of Pensions in accordance with the Provisions of the Pensions (Civil Service Family Benefits) Act.	549,320.0	Pensions (Civil Service Family Benefits) Act.

		Payment of Pensions to retired Parish Councillors and/or their widows in accordance with the provisions of the Retiring Allowances (Parish Councillors) Act	191,589.0	Parish Councillors Act 2005

		Payment of Pensions to the retired members of the Electoral Commission and their widows	6,000.0	The Pensions Act

		Payment of Pensions to the retired Ombudsmen and their widows.	3,986.0	The Ombudsman Act

		Governor-General’s Pension	17,320.0	Governor General Act

		Payment of Pensions to the retired Contractor General and his widow in accordance with the Contractor General Act.	15,248.0	The Contractor General Act

		Jamaica Agricultural Society Pensions	10,231.0	Provident Fund Act

		Payment of Pensions to the former employees, Jamaica Railway Corporation.	180,704.0	Jamaica Railway Corporation (Pensions) Regulations

		Total Pensions	26,872,249.0

28025	Director of Public Prosecutions	Payment of Salary to the Director of Public Prosecutions	10,100.0	Section 95 (2) of the Constitution of Jamaica

28058	Judiciary	Payment of Salaries to the Judges of the Court of Appeal and the Supreme Court	785,962.0	Section 107 (1) of the Constitution of Jamaica

		Total	315,932,786.0

2020-2021 Jamaica Budget
Estimates of Expenditure (Net of Appropriations-in-Aid)	Recurrent
$’000

Head No. and Title		Actual (Provisional) Expenditure 2018-2019	Approved Estimates 2019-2020	Revised Estimates 2019-2020	Estimates 2020-2021	Projected Estimates 2021-2022	Projected Estimates 2022-2023	Projected Estimates 2023-2024
01000	His Excellency the Governor General and Staff	337,370.0	290,111.0	290,111.0	409,774.0	419,350.0	430,507.0	442,161.0

02000	Houses of Parliament	1,073,493.0	1,089,639.0	1,104,039.0	1,173,269.0	1,176,728.0	1,198,591.0	1,221,180.0

03000	Office of the Public Defender	130,643.0	137,953.0	143,650.0	131,096.0	134,095.0	137,357.0	140,756.0

04000	Office of the Contractor-General	—	—	—	—	—	—	—

05000	Auditor General	749,862.0	847,741.0	905,108.0	1,023,764.0	930,545.0	952,977.0	976,186.0

06000	Office of the Services Commissions	298,346.0	330,541.0	292,111.0	353,172.0	348,085.0	354,627.0	361,372.0

07000	Office of the Children’s Advocate	189,298.0	201,331.0	201,331.0	207,234.0	212,893.0	218,889.0	225,180.0

08000	Independent Commission of Investigations	424,208.0	469,975.0	478,775.0	500,715.0	511,645.0	524,068.0	537,026.0

09000	Integrity Commission	463,809.0	833,920.0	712,950.0	766,749.0	797,885.0	833,173.0	872,120.0

15000	Office of the Prime Minister	7,972,308.0	6,777,377.0	6,897,823.0	9,765,247.0	7,692,465.0	7,991,026.0	8,306,889.0
15010	Jamaica Information Service	661,157.0	697,424.0	697,424.0	744,027.0	753,932.0	776,769.0	800,800.0
15020	Registrar General’s Department and Island Records Office	16,935.0	10,480.0	143,770.0	388,603.0	388,885.0	389,174.0	389,470.0

	Total Office of the Prime Minister and Departments	8,650,400.0	7,485,281.0	7,739,017.0	10,897,877.0	8,835,282.0	9,156,969.0	9,497,159.0

16000	Office of the Cabinet	437,332.0	512,504.0	478,504.0	521,861.0	534,538.0	550,118.0	572,153.0
16049	Management Institute for National Development	168,406.0	225,234.0	225,234.0	261,676.0	268,218.0	274,010.0	280,860.0

	Total Office of the Cabinet and Departments	605,738.0	737,738.0	703,738.0	783,537.0	802,756.0	824,128.0	853,013.0

17000	Ministry of Tourism	11,435,721.0	11,525,361.0	11,525,361.0	12,513,319.0	13,000,719.0	13,577,521.0	14,192,156.0

19000	Ministry of Economic Growth and Job Creation	8,278,808.0	7,263,805.0	10,176,433.0	7,637,440.0	7,564,075.0	7,885,491.0	8,222,983.0
19046	Forestry Department	911,881.0	1,078,318.0	1,078,318.0	1,098,001.0	1,125,636.0	1,115,167.0	1,120,381.0
19047	National Land Agency	730,293.0	766,552.0	766,552.0	798,878.0	820,482.0	843,717.0	867,756.0
19048	National Environment and Planning Agency	1,031,573.0	1,063,382.0	1,073,382.0	1,127,034.0	1,154,619.0	1,185,046.0	1,216,934.0
19050	National Works Agency	724,005.0	746,573.0	746,573.0	802,848.0	822,323.0	842,285.0	862,746.0

	Total Ministry of Economic Growth and Job Creation and Departments	11,676,560.0	10,918,630.0	13,841,258.0	11,464,201.0	11,487,135.0	11,871,706.0	12,290,800.0

20000	Ministry of Finance and the Public Service	61,166,899.0	62,262,861.0	62,055,725.0	62,923,272.0	33,831,528.0	40,660,853.0	48,482,577.0
20011	Accountant General’s Department	714,200.0	863,877.0	811,977.0	1,489,614.0	942,504.0	982,104.0	1,023,885.0
20017	Public Debt Servicing (Amortisation)	—	138,321,395.0	178,526,446.0	155,189,700.0	142,083,676.0	138,982,729.0	115,634,917.0

2020-2021 Jamaica Budget
Estimates of Expenditure (Net of Appropriations-in-Aid)	Recurrent
$’000

Head No. and Title		Actual (Provisional) Expenditure 2018-2019	Approved Estimates 2019-2020	Revised Estimates 2019-2020	Estimates 2020-2021	Projected Estimates 2021-2022	Projected Estimates 2022-2023	Projected Estimates 2023-2024
20018	Public Debt Servicing (Interest Payments)	136,204,745.0	136,125,364.0	139,131,084.0	132,654,211.0	128,011,321.0	121,982,469.0	124,247,233.0
20019	Pensions	36,721,838.0	38,012,825.0	35,364,495.0	38,587,849.0	39,045,161.0	42,656,844.0	44,690,025.0
20056	Tax Administration Jamaica	10,349,395.0	10,054,843.0	11,512,451.0	12,806,214.0	13,205,568.0	13,650,651.0	14,115,290.0

	Total Ministry of Finance and the Public Service and Departments	245,157,077.0	385,641,165.0	427,402,178.0	403,650,860.0	357,119,758.0	358,915,650.0	348,193,927.0

26000	Ministry of National Security	23,539,443.0	24,607,058.0	27,078,107.0	26,847,250.0	26,926,443.0	27,748,847.0	28,604,567.0
26022	Police Department	39,049,570.0	39,423,260.0	40,953,519.0	41,502,749.0	41,377,056.0	42,398,605.0	43,433,320.0
26024	Department of Correctional Services	7,389,948.0	7,611,526.0	8,076,526.0	8,477,865.0	8,151,352.0	8,361,926.0	8,573,882.0
26053	Passport, Immigration and Citizenship Agency	44,280.0	28,811.0	28,811.0	331,001.0	333,171.0	335,493.0	336,380.0
26057	Institute of Forensic Science and Legal Medicine	799,483.0	811,315.0	811,315.0	847,489.0	876,684.0	910,886.0	945,048.0

	Total Ministry of National Security and Departments	70,822,724.0	72,481,970.0	76,948,278.0	78,006,354.0	77,664,706.0	79,755,757.0	81,893,197.0

28000	Ministry of Justice	1,843,719.0	2,061,385.0	1,994,675.0	2,190,109.0	2,274,692.0	2,352,308.0	2,376,395.0
28023	Court of Appeal	301,726.0	—	—	—	—	—	—
28025	Director of Public Prosecutions	444,249.0	517,942.0	481,126.0	536,152.0	548,229.0	560,828.0	572,139.0
28026	Family Courts	258,395.0	—	—	—	—	—	—
28027	Resident Magistrates’ Courts	1,633,315.0	—	—	—	—	—	—
28028	Revenue Court	4,021.0	—	—	—	—	—	—
28029	Supreme Court	1,428,670.0	—	—	—	—	—	—
28030	Administrator General	285,118.0	317,177.0	317,177.0	333,389.0	341,308.0	349,425.0	357,745.0
28031	Attorney General’s Chambers	1,077,655.0	1,031,846.0	1,025,846.0	1,173,197.0	1,215,529.0	1,265,558.0	1,318,127.0
28033	Office of the Parliamentary Counsel	134,526.0	173,892.0	135,217.0	183,020.0	187,945.0	190,518.0	196,276.0
28052	Legal Reform Department	88,777.0	96,405.0	88,841.0	101,178.0	103,751.0	106,677.0	109,250.0
28054	Court Management Services	410,341.0	—	—	—	—	—	—
28058	Judiciary	—	4,348,842.0	4,362,406.0	4,614,163.0	4,742,679.0	4,813,809.0	4,913,510.0

	Total Ministry of Justice and Departments	7,910,512.0	8,547,489.0	8,405,288.0	9,131,208.0	9,414,133.0	9,639,123.0	9,843,442.0

30000	Ministry of Foreign Affairs and Foreign Trade	4,652,041.0	4,811,749.0	4,996,749.0	4,956,044.0	5,061,649.0	5,184,518.0	5,312,020.0

40000	Ministry of Labour and Social Security	3,406,163.0	2,770,863.0	2,997,379.0	5,085,367.0	5,263,168.0	5,444,633.0	5,608,458.0

41000	Ministry of Education, Youth and Information	102,716,721.0	106,576,996.0	109,465,808.0	114,149,509.0	114,616,605.0	116,293,497.0	117,841,392.0

2020-2021 Jamaica Budget
Estimates of Expenditure (Net of Appropriations-in-Aid)	Recurrent
$’000

Head No. and Title		Actual (Provisional) Expenditure 2018-2019	Approved Estimates 2019-2020	Revised Estimates 2019-2020	Estimates 2020-2021	Projected Estimates 2021-2022	Projected Estimates 2022-2023	Projected Estimates 2023-2024
41051	Child Protection and Family Services Agency	2,583,661.0	2,716,424.0	2,763,338.0	2,923,487.0	3,009,579.0	3,109,986.0	3,214,957.0

	Total Ministry of Education, Youth and Information and Departments	105,300,382.0	109,293,420.0	112,229,146.0	117,072,996.0	117,626,184.0	119,403,483.0	121,056,349.0

42000	Ministry of Health and Wellness	66,689,676.0	67,845,615.0	68,345,615.0	72,166,061.0	74,204,699.0	76,299,700.0	78,704,219.0

42034	Bellevue Hospital	1,695,436.0	1,727,702.0	1,866,613.0	1,905,496.0	1,930,684.0	1,955,465.0	2,005,935.0
42035	Government Chemist	55,606.0	64,205.0	64,205.0	68,700.0	75,406.0	77,563.0	79,620.0

	Total Ministry of Health and Wellness and Departments	68,440,718.0	69,637,522.0	70,276,433.0	74,140,257.0	76,210,789.0	78,332,728.0	80,789,774.0

46000	Ministry of Culture, Gender, Entertainment and Sport	3,744,463.0	4,119,479.0	4,245,039.0	4,568,375.0	4,624,141.0	4,768,985.0	4,920,032.0

50000	Ministry of Industry, Commerce, Agriculture and Fisheries	9,432,135.0	9,597,784.0	10,277,954.0	10,661,824.0	10,942,949.0	11,156,426.0	11,487,559.0
50038	Companies Office of Jamaica	14,019.0	14,019.0	14,019.0	—	—	—	—

	Total Ministry of Industry, Commerce, Agriculture and Fisheries and Departments	9,446,154.0	9,611,803.0	10,291,973.0	10,661,824.0	10,942,949.0	11,156,426.0	11,487,559.0

56000	Ministry of Science, Energy and Technology	3,504,341.0	5,189,022.0	4,415,085.0	4,958,193.0	4,275,300.0	4,439,642.0	4,576,834.0
56039	Post and Telecommunications Department	1,955,013.0	2,188,804.0	2,051,525.0	2,315,474.0	2,391,248.0	2,444,641.0	2,504,239.0

	Total Ministry of Science, Energy and Technology and Departments	5,459,354.0	7,377,826.0	6,466,610.0	7,273,667.0	6,666,548.0	6,884,283.0	7,081,073.0

68000	Ministry of Transport and Mining	10,146,317.0	10,289,469.0	12,194,816.0	11,018,619.0	11,449,336.0	11,967,827.0	12,511,782.0

72000	Ministry of Local Government and Community Development	11,996,762.0	11,678,973.0	13,401,673.0	13,474,782.0	12,688,442.0	12,844,474.0	13,006,405.0

	Total Recurrent	582,518,115.0	731,129,949.0	787,793,011.0	779,265,060.0	733,388,921.0	744,378,400.0	743,313,127.0

2020-2021 Jamaica Budget
Estimates of Expenditure (Net of Appropriations-in-Aid)	Capital
$’000

Head No. and Title		Actual (Provisional) Expenditure 2018-2019	Approved Estimates 2019-2020	Revised Estimates 2019-2020	Estimates 2020-2021	Projected Estimates 2021-2022	Projected Estimates 2022-2023	Projected Estimates 2023-2024
15000	Office of the Prime Minister	3,053,478.0	6,340,325.0	4,114,058.0	6,566,215.0	4,152,010.0	3,583,652.0	2,702,190.0

16000	Office of the Cabinet	738,466.0	578,002.0	691,390.0	19,575.0	—	—	—

17000	Ministry of Tourism	—	—	—	—	—	—	—

19000	Ministry of Economic Growth and Job Creation	30,480,964.0	18,424,497.0	23,912,756.0	22,355,858.0	35,118,698.0	20,908,974.0	13,301,875.0

20000	Ministry of Finance and the Public Service	7,969,367.0	5,705,678.0	2,821,843.0	7,927,818.0	9,374,140.0	34,755,968.0	66,676,913.0
20018	Public Debt Servicing (Interest Payments)	149,467,504.0	—	—	—	—	—	—

	Total Ministry of Finance and the Public Service and Departments	157,436,871.0	5,705,678.0	2,821,843.0	7,927,818.0	9,374,140.0	34,755,968.0	66,676,913.0

26000	Ministry of National Security	12,664,446.0	20,229,749.0	19,556,576.0	15,953,840.0	13,275,091.0	12,163,615.0	3,950,000.0

28000	Ministry of Justice	1,717,629.0	1,700,151.0	960,419.0	941,500.0	—	—	—

40000	Ministry of Labour and Social Security	7,648,564.0	8,347,410.0	8,146,307.0	8,596,012.0	—	—	—

41000	Ministry of Education, Youth and Information	1,696,103.0	1,251,483.0	1,216,223.0	1,480,478.0	1,750,000.0	1,030,000.0	—

42000	Ministry of Health and Wellness	1,798,908.0	3,747,200.0	5,154,497.0	3,903,604.0	8,854,525.0	7,907,602.0	3,767,094.0

46000	Ministry of Culture, Gender, Entertainment and Sport	20,725.0	25,000.0	25,457.0	25,184.0	—	—	—

50000	Ministry of Industry, Commerce, Agriculture and Fisheries	2,012,145.0	2,761,081.0	2,279,340.0	3,519,016.0	5,099,136.0	3,831,523.0	1,053,546.0

56000	Ministry of Science, Energy and Technology	83,278.0	1,332,166.0	358,776.0	696,804.0	1,192,856.0	1,167,666.0	1,250,000.0

68000	Ministry of Transport and Mining	771.0	500.0	500.0	—	—	—	—

72000	Ministry of Local Government and Community Development	692,678.0	1,667,378.0	2,040,478.0	2,217,356.0	750,000.0	—	—

	Total Capital	220,045,026.0	72,110,620.0	71,278,620.0	74,203,260.0	79,566,456.0	85,349,000.0	92,701,618.0

	Grand Total Recurrent and Capital	802,563,141.0	803,240,569.0	859,071,631.0	853,468,320.0	812,955,377.0	829,727,400.0	836,014,745.0

2020-2021 Jamaica Budget
Statutory Provisions And Provisions to be Voted	Recurrent
$’000

Head No. and Title		Statutory	Gross Expenditure to be Voted	Appropriations in Aid	Net Expenditure to be Voted	Net Provisions in Estimates (Including Statutory)
01000	His Excellency the Governor General and Staff	314,149.0	97,675.0	2,050.0	95,625.0	409,774.0

02000	Houses of Parliament	16,931.0	1,156,338.0	—	1,156,338.0	1,173,269.0

03000	Office of the Public Defender	14,175.0	116,921.0	—	116,921.0	131,096.0

05000	Auditor General	9,275.0	1,019,489.0	5,000.0	1,014,489.0	1,023,764.0

06000	Office of the Services Commissions	10,123.0	343,049.0	—	343,049.0	353,172.0

07000	Office of the Children’s Advocate	12,936.0	194,298.0	—	194,298.0	207,234.0

08000	Independent Commission of Investigations	12,975.0	648,740.0	161,000.0	487,740.0	500,715.0

09000	Integrity Commission	30,000.0	736,749.0	—	736,749.0	766,749.0

15000	Office of the Prime Minister	—	9,825,247.0	60,000.0	9,765,247.0	9,765,247.0
15010	Jamaica Information Service	—	851,490.0	107,463.0	744,027.0	744,027.0
15020	Registrar General’s Department and Island Records	—	1,186,521.0	797,918.0	388,603.0	388,603
	Total Office of the Prime Minister and Departments	—	11,863,258.0	965,381.0	10,897,877.0	10,897,877.0

16000	Office of the Cabinet	—	521,861.0	—	521,861.0	521,861.0
16049	Management Institute for National Development	—	525,676.0	264,000.0	261,676.0	261,676.0
	Total Office of the Cabinet and Departments	—	1,047,537.0	264,000.0	783,537.0	783,537.0

17000	Ministry of Tourism	—	12,604,991.0	91,672.0	12,513,319.0	12,513,319.0

19000	Ministry of Economic Growth and Job Creation	—	8,020,982.0	383,542.0	7,637,440.0	7,637,440.0
19046	Forestry Department	—	1,105,401.0	7,400.0	1,098,001.0	1,098,001.0
19047	National Land Agency	—	3,271,209.0	2,472,331.0	798,878.0	798,878.0
19048	National Environment and Planning Agency	—	1,259,052.0	132,018.0	1,127,034.0	1,127,034.0
19050	National Works Agency	—	2,461,091.0	1,658,243.0	802,848.0	802,848.0
	Total Ministry of Economic Growth and Job Creation and Departments	—	16,117,735.0	4,653,534.0	11,464,201.0	11,464,201.0

20000	Ministry of Finance and the Public Service	—	62,948,891.0	25,619.0	62,923,272.0	62,923,272.0
20011	Accountant General’s Department	—	1,489,614.0	—	1,489,614.0	1,489,614.0
20012	Jamaica Customs Agency	—	10,782,803.0	10,782,803.0	—	0.0

2020-2021 Jamaica Budget
Statutory Provisions And Provisions to be Voted	Recurrent
$’000

Head No. and Title		Statutory	Gross Expenditure to be Voted	Appropriations in Aid	Net Expenditure to be Voted	Net Provisions in Estimates (Including Statutory)
20017	Public Debt Servicing (Amortisation)	155,189,700.0	—	—	—	155,189,700.0
20018	Public Debt Servicing (Interest Payments)	132,654,211.0	—	—	—	132,654,211.0
20019	Pensions	26,872,249.0	11,715,600.0	—	11,715,600.0	38,587,849.0
20056	Tax Administration Jamaica	—	12,806,214.0	—	12,806,214.0	12,806,214.0
	Total Ministry of Finance and the Public Service and Departments	314,716,160.0	99,743,122.0	10,808,422.0	88,9394,700.0	403,650,860.0

26000	Ministry of National Security	—	27,439,345.0	592,095.0	26,847,250.0	26,847,250.0
26022	Police Department	—	41,952,749.0	450,000.0	41,502,749.0	41,502,749.0
26024	Department of Correctional Services	—	8,477,865.0	—	8,477,865.0	8,477,865.0
26053	Passport, Immigration and Citizenship Agency	—	3,322,722.0	2,991,721.0	331,001.0	331,001.0
26057	Institute of Forensic Science and Legal Medicine	—	847,489.0	—	847,489.0	847,489.0
	Total Ministry of National Security and Departments	—	82,040,170.0	4,033,816.0	78,006,354.0	78,006,354.0

28000	Ministry of Justice	—	2,328,797.0	138,688.0	2,190,109.0	2,190,109.0
28025	Director of Public Prosecutions	10,100.0	526,052.0	—	526,052.0	536,152.0
28030	Administrator General	—	596,389.0	263,000.0	333,389.0	333,389.0
28031	Attorney General’s Chambers	—	1,173,197.0	—	1,173,197.0	1,173,197.0
28033	Office of the Parliamentary Counsel	—	183,020.0	—	183,020.0	183,020.0
28052	Legal Reform Department	—	101,178.0	—	101,178.0	101,178.0
28058	Judiciary	785,962.0	3,828,201.0	—	3,828,201.0	4,614,163.0
	Total Ministry of Justice and Departments	796,062.0	8,736,834.0	401,688.0	8,335,146.0	9,131,208.0

30000	Ministry of Foreign Affairs and Foreign Trade	—	5,108,919.0	152,875.0	4,956,044.0	4,956,044.0

40000	Ministry of Labour and Social Security	—	5,085,367.0	—	5,085,367.0	5,085,367.0

41000	Ministry of Education, Youth and Information	—	115,039,509.0	890,000.0	114,149,509.0	114,149,509.0
41051	Child Protection and Family Services Agency	—	2,924,495.0	1,008.0	2,923,487.0	2,923,487.0
	Total Ministry of Education, Youth and Information and Departments	—	117,964,004.0	891,008.0	117,072,996.0	117,072,996.0

42000	Ministry of Health and Wellness	—	72,910,061.0	744,000.0	72,166,061.0	72,166,061.0
42034	Bellevue Hospital	—	1,905,496.0	—	1,905,496.0	1,905,496.0

2020-2021 Jamaica Budget
Statutory Provisions And Provisions to be Voted	Recurrent
$’000

Head No. and Title		Statutory	Gross Expenditure to be Voted	Appropriations in Aid	Net Expenditure to be Voted	Net Provisions in Estimates (Including Statutory)
42035	Government Chemist	—	68,700.0	—	68,700.0	68,700.0
	Total Ministry of Health and Wellness and Departments	—	74,884,257.0	744,000.0	74,140,257.0	74,140,257.0

46000	Ministry of Culture, Gender, Entertainment and	—	4,901,265.0	332,890.0	4,568,375.0	4,568,375.0

50000	Ministry of Industry, Commerce, Agriculture and	—	12,097,575.0	1,435,751.0	10,661,824.0	10,661,824.0
50038	Companies Office of Jamaica	—	568,262.0	568,262.0	—	0.0
	Total Ministry of Industry, Commerce, Agriculture and Fisheries and Departments	—	12,665,837.0	2,004,013.0	10,661,824.0	10,661,824.0

56000	Ministry of Science, Energy and Technology	—	5,794,602.0	836,409.0	4,958,193.0	4,958,193.0
56039	Post and Telecommunications Department	—	3,039,937.0	724,463.0	2,315,474.0	2,315,474.0
	Total Ministry of Science, Energy and Technology and Departments	—	8,834,539.0	1,560,872.0	7,273,667.0	7,273,667.0

68000	Ministry of Transport and Mining	—	11,673,099.0	654,480.0	11,018,619.0	11,018,619.0

72000	Ministry of Local Government and Community	—	16,512,156.0	3,037,374.0	13,474,782.0	13,474,782.0

	Total Recurrent	315,932,786.0	494,096,349.0	30,764,075.0	463,332,274.0	779,265,060.0

2020-2021 Jamaica Budget
Statutory Provisions And Provisions to be Voted	Capital
$’000

Head No. and Title		Statutory	Gross Expenditure to be Voted	Appropriations in Aid	Net Expenditure to be Voted	Net Provisions in Estimates (Including Statutory)
15000	Office of the Prime Minister	—	6,616,215.0	50,000.0	6,566,215.0	6,566,215.0

16000	Office of the Cabinet	—	91,258.0	—	91,258.0	91,258.0

19000	Ministry of Economic Growth and Job Creation	—	22,355,858.0	—	22,355,858.0	22,355,858.0

20000	Ministry of Finance and the Public Service	—	7,856,135.0	—	7,856,135.0	7,856,135.0

26000	Ministry of National Security	—	15,953,840.0	—	15,953,840.0	15,953,840.0

28000	Ministry of Justice	—	941,500.0	—	941,500.0	941,500.0

40000	Ministry of Labour and Social Security	—	8,596,012.0	—	8,596,012.0	8,596,012.0

41000	Ministry of Education, Youth and Information	—	1,480,478.0	—	1,480,478.0	1,480,478.0

42000	Ministry of Health and Wellness	—	3,903,604.0	—	3,903,604.0	3,903,604.0

46000	Ministry of Culture, Gender, Entertainment and	—	25,184.0	—	25,184.0	25,184.0

50000	Ministry of Industry, Commerce, Agriculture and	—	3,519,016.0	—	3,519,016.0	3,519,016.0

56000	Ministry of Science, Energy and Technology	—	696,804.0	—	696,804.0	696,804.0

72000	Ministry of Local Government and Community	—	2,217,356.0	—	2,217,356.0	2,217,356.0

	Total Capital	—	74,253,260.0	50,000.0	74,203,260.0	74,203,260.0

	Grand Total Recurrent and Capital	315,932,786.0	568,349,609.0	30,814,075.0	537,535,534.0	853,468,320.0

GOVERNMENT OF JAMAICA

CONSOLIDATED FINANCIAL STATEMENTS

Statement I - Receipts and Payments of the Consolidated Fund

Year Ended March 31, 2020

(Expressed in Jamaican dollars unless otherwise specified)

RECEIPTS
RECURRENT REVENUE	Notes	2020 J$ 000	2019 J$‘000
Taxation Revenue		580,157,680	538,094,691
Non-Tax Revenue		72,109,646	72,914,644

		652,267,326	611,009,335

CAPITAL REVENUE
Loans		856,875	29,919,433
Capital Transfers		0	273,044
Extraordinary Receipts (incl. Grants)		4,406,561	7,996,436
Other Grants: Petrocaribe Development Fund		88,474,228	0
Other Grants		507,010	0

		94,244,674	38,188,913

DOMESTIC LOANS
Benchmark Notes		53,613,997	56,005,172

EXTERNAL LOANS
Multilateral		26,459,282	21,694,513
Bilateral		5,746,647	18,027,119
Capital Markets		20,508,349	0

		52,714,278	39,721,632

OTHER RECEIPTS
Unrealized foreign exchange gains		5,028,499	1,127,467
Treasury Bill Issued		21,471,574	20,547,994
Surrender Balance		10,810,709	10,011,370
Other		2,627	0
Cash Balance as at April 1	1.1	70,087,771	70,607,688

		107,401,180	102,294,519

Total		960,241,455	847,219,571

Statement I – Receipts and Payments of the Consolidated Fund (Cont’d)

	Notes	2020 $’000	2019 J$’000
RECURRENT EXPENDITURE
Statutory Expenditure		157,465,085	158,060,379
Voted Expenditure		442,888,335	417,644,433

		600,353,420	575,704,812

CAPITAL EXPENDITURE
Statutory Expenditure		148,532,300	114,400,000
Voted Expenditure		70,677,178	68,547,828

		219,209,478	182,947,828

OTHER PAYMENTS
Treasury Bills Redeemed		20,909,582	18,479,160
Other Payments		8,111,710	0
Refund from the Central Payment Account		496,357	0
Cash Balance as at March 31	1.2	111,160,908	70,087,771

		140,671,376	88,566,931

Total		960,241,455	847,219,571

Anya Jones, FCCA

Accountant General

GOVERNMENT OF JAMAICA

CONSOLIDATED FINANCIAL STATEMENTS

Statement II - Statement of Financing

Year Ended March 31, 2020

(Expressed in Jamaican dollars unless otherwise specified)

		2020	2019
	Notes	$‘000	$‘000
RECURRENT ACCOUNT
Recurrent Revenue		652,267,326	611,009,335
Recurrent Expenditure		(600,353,420)	(575,704,812)

		51,913,906	35,304,523

Miscellaneous Charges		(8,109,082)	0
Balances Surrendered		10,810,709	10,011,370

Surplus		54,615,533	45,315,893

CAPITAL ACCOUNT
Capital Revenue		94,244,674	37,915,869
Capital Transfers		0	273,044
Capital Expenditure		(219,209,478)	(182,947,828)

Deficit		(124,964,804)	(144,758,915)

Net ( Deficit)		(70,349,271)	(99,443,022)

Net Treasury Bills Issued		561,991	2,068,834

Financing Requirement		(69,787,280)	(97,374,188)

Financing
Domestic Notes		53,613,997	56,005,172
External Borrowing		52,714,278	39,721,632

		106,328,275	95,726,804

Net Surplus/(Deficit)	2	35,540,995	(1,647,384)
Financed From:
Opening Cash Balance at April 1		70,087,771	70,607,688
Refund from the Central Payment Account		(496,357)	0
Unrealized foreign exchange gains		5,028,499	1,127,467

Closing Cash Balance at March 31		111,160,908	70,087,771

GOVERNMENT OF JAMAICA

CONSOLIDATED FINANCIAL STATEMENTS

Statement III - Revenue Estimates Compared with Consolidated Fund Receipts

Year Ended March 31, 2020

(Expressed in Jamaican dollars unless otherwise specified)

		Estimates	Receipt	Estimates	Receipt
		2020	2020	2019	2019
	Notes	$‘000	$‘000	$‘000	$‘000
Taxation Revenue:
Customs		44,681,246	45,263,673	38,729,464	42,590,829
Income Tax		158,263,713	162,142,656	138,206,456	153,464,707
Stamp Duties		7,105,745	8,870,541	15,684,123	15,516,646
Motor Vehicle Licences		4,449,579	4,810,753	3,901,952	4,140,912
Other Licences		197,328	39,109	534,886	62,632
Travel Tax		21,785,865	21,850,019	18,598,933	20,119,626
Betting, Gaming Lotteries		5,794,427	6,807,900	3,003,013	5,427,449
Education Tax		31,871,427	32988,086	27,146,149	30,008,358
Contractors Levy		2,759,591	2,186,809	2,047,086	2,233,203
General Consumption Tax		199,266,689	202,206,859	177,058,274	179,496,582
Special Consumption Tax		79,660,799	80,227,843	81,300,487	72,146,420
Environmental Levy		4,292,080	4,097,249	3,844,233	3,877,405
Telephone Call Tax		2,120,336	3,677,295	3,231,659	2,853,414
Guest Accommodation Room Tax		2,930,778	2,968,722	2,770,957	2,457,067
Minimum Business Tax		0	294,038	942,490	982,456
Quarry Tax		63,611	83,998	61,133	65,935
Import Licences-Trade Board		329,688	351,476	133,640	1,549,694
Telecommunication Licences		305,407	1,282,699	1,240,342	1,095,388
Hotel Licence Duty		0	7,955	0	5,968

Total Taxation Revenue	3.1	565,878,309	580,157,680	518,435,277	538,094,691

Non-Tax Revenue	3.2	59,608,512	72,109,646	60,880,365	72,914,644

TOTAL RECURRENT REVENUE		625,486,821	652,267,326	579,315,642	611,009,335

Statement III - Revenue Estimates Compared with Consolidated Fund Receipts (Cont’d)

	Notes	Estimates 2020 $‘000	Receipt 2020 $‘000	Estimates 2019 $‘000	Receipt 2019 $‘000
Capital Revenue
Land Sales		36,323	0	36,323	0
Loan Repayments		3,083,500	856,875	2,051,778	29,919,433
Grants		5,635,485	4,913,571	23,648,812	7,996,436
Other Grants-Petrocaribe Development Fund		18,552,944	88,474,228	0	0

Total Capital Revenue	3.3	27,308,252	94,244,674	25,736,913	37,915,869

Capital Transfers		130,900	0	126,000	273,044

Total Capital and Recurrent Revenue		652,925,973	746,512,000	605,178,555	649,198,248

LOAN RECEIPTS
External Loans:
Multilateral[1]		46,254,300	26,459,282	25,126,688	21,694,513
Bilateral[2]		0	5,746,647	0	18,027,119
Capital Markets		0	20,508,349	0	0

Total External Loan Receipts	3.4	46,254,300	52,714,278	25,126,688	39,721,632

Domestic Loans:
Local Commercial Banking Sector:
Benchmark Notes		34,882,100	53,613,997	57,071,600	56,005,172
Treasury Bills		21,600,000	21,471,574	21,000,000	20,547,994

Total Domestic Loans	3.5	56,482,100	75,085,571	78,071,600	76,553,166

Total Loan Receipts		102,736,400	127,799,849	103,198,288	116,274,798
Surrendered Balances	3.6	0	10,810,709	0	10,011,370
Credit Interest		0	183	0	0

TOTAL REVENUE	3	755,662,373	885,122,741	708,376,843	775,484,416

[1]	Loan receipts classifications for multilateral and bilateral loans were based on the Revenue Estimates for the respective financial years
[2]	Loan receipts classifications for multilateral and bilateral loans were based on the Revenue Estimates for the respective financial years

GOVERNMENT OF JAMAICA

CONSOLIDATED FINANCIAL STATEMENTS

Statement IV - Statement of Expenditure Compared with Issues from the Consolidated Fund

Year Ended March 31, 2020

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	Estimates 2020 $‘000	Issues 2020 $‘000	Estimates 2019 $‘000	Issues 2019 $‘000
RECURRENT EXPENDITURE

Statutory Recurrent Expenditure
Public Debt Charges		139,131,084	131,621,568	136,204,745	129,843,000
Other Statutory Expenditure		25,938,329	25,843,517	28,239,728	28,217,379

Total Statutory Recurrent	4.1	165,069,413	157,465,085	164,444,473	158,060,379

Voted Expenditure
His Excellency the Governor General & Staff		74,137	74,137	81,243	81,243
Houses of Parliament		1,088,467	1,057,911	1,059,206	1,012,780
Office of the Public Defender		129,591	126,191	116,667	105,806
Office of the Contractor General		0	0	0	0
Auditor General		896,075	827,793	741,493	733,124
Office of the Services Commissions		281,791	279,963	288,966	256,363
Office of the Children’s Advocate		188,395	179,632	176,769	169,444
Independent Comm. Of Investigations		465,652	456,812	411,071	392,698
Integrity Commission		573,770	573,770	450,865	433,767
Office Of The Prime Minister		7,739,017	7,634,171	8,650,400	8,650,400
Office of The Cabinet		703,738	701,181	605,738	605,738
Ministry of Tourism		11,525,361	11,525,361	11,435,721	11,435,721
Ministry of Economic Growth & Job Creation		13,841,258	13,822,745	11,676,560	11,674,434
Ministry of Finance & the Public Service		84,978,204	84,317,424	81,746,866	81,746,866
Ministry of National Security		76,948,278	76,948,278	70,822,724	70,822,724
Ministry of Justice		7,663,600	7,639,584	7,216,999	7,080,934
Ministry of Foreign Affairs & Foreign Trade		4,996,749	4,996,749	4,652,041	4,652,041

Statement IV - Statement of Expenditure Compared with Issues from the Consolidated Fund (Cont’d)

		Estimates 2020	Issues 2020	Estimates 2019	Issues 2019
	Notes	$‘000	$‘000	$‘000	$‘000
Ministry of Labour And Social Security		2,997,379	2,895,435	3,406,163	3,406,163
Ministry of Education, Youth & Information		112,229,146	112,202,348	105,300,382	105,247,638
Ministry of Health		70,276,433	70,253,445	68,440,718	68,440,718
Ministry of Culture, Gender, Entertainment & Sport		4,245,039	4,104,988	3,744,463	3,696,999
Ministry of Industry, Comm., Agriculture & Fisheries		10,291,973	10,291,973	9,446,154	9,446,154
Ministry of Science, Energy & Technology		4,415,085	4,415,085	3,504,341	3,497,621
Post & Telecom		2,051,525	2,051,525	1,955,013	1,911,978
Ministry of Transport and Mining		12,194,816	12,194,816	10,146,317	10,146,317
Ministry of Local Govt & Community Development		13,401,673	13,317,018	11,996,762	11,996,762

Total Voted Recurrent	4.2	444,197,152	442,888,335	418,073,642	417,644,433

Total Recurrent		609,266,565	600,353,420	582,518,115	575,704,812

Capital Expenditure
Statutory Expenditure (Amortization)		157,669,685	148,532,300	132,462,836	114,400,000

Total Statutory	4.3	157,669,685	148,532,300	132,462,836	114,400,000

Voted Capital Expenditure
Office Of The Prime Minister		4,114,058	4,072,951	3,053,478	2,786,222
Office Of The Cabinet		691,390	677,073	738,466	555,643
Ministry of Economic Growth & Job Creation		23,912,756	23,804,441	30,480,964	30,296,926
Ministry of Finance & the Public Service		2,821,843	2,724,146	7,969,367	7,850,631
Ministry of National Security		19,556,576	19,556,576	12,664,446	12,483,099
Ministry of Justice		960,419	901,800	1,717,629	1,445,466
Ministry of Labour & Social Security		8,146,307	8,146,307	7,648,564	7,227,242
Ministry of Education, Youth & Information		1,216,223	1,133,852	1,696,103	1,502,586
Ministry of Health		5,154,497	5,115,120	1,798,908	1,719,732
Ministry of Culture, Gender, Entertainment & Sport		25,457	0	20,725	5,965
Ministry of Industry, Comm., Agriculture & Fisheries		2,279,340	2,251,335	2,012,145	1,990,588

Statement IV - Statement of Expenditure Compared with Issues from the Consolidated Fund (Cont’d)

		Estimates 2020	Issues 2020	Estimates 2019	Issues 2019
	Notes	$‘000	$‘000	$‘000	$‘000
Ministry of Science & Technology		358,776	314,030	83,278	68,278
Ministry of Transport & Mining		500	221	771	332
Ministry of Local Govt & Community Development		2,040,478	1,979,326	692,678	615,118

Total Voted	4.4	71,278,620	70,677,178	70,577,522	68,547,828

Total Capital		228,948,305	219,209,478	203,040,358	182,947,828

Total Recurrent and Capital		838,214,870	819,562,898	785,558,473	758,652,640
Treasury Bills Redeemed	4.5	20,856,761	20,909,582	17,004,668	18,479,160

Total Issues from the Consolidated Fund		859,071,631	840,472,480	802,563,141	777,131,800

GOVERNMENT OF JAMAICA

CONSOLIDATED FINANCIAL STATEMENTS

Statement V - Statement of Consolidated Fund Balances

Year Ended March 31, 2020

(Expressed in Jamaican dollars unless otherwise specified)

		Notes	2020 $’000	2020 $’000	2019 $’000	2019 $’000
GENERAL REVENUE BALANCES
A.	RECURRENT REVENUE
	Recurrent Revenue		652,267,326		611,009,335
	Recurrent Expenditure		(600,353,420)		(575,704,812)

	Net Recurrent Revenue			51,913,906		35,304,523

B.	CAPITAL REVENUE
	Capital Revenue		94,244,674		37,915,869
	Capital Transfers		0		273,044

			94,244,674		38,188,913

C.	LOAN FUND BALANCES
	(i) Long Term Loans:
	(a) External Loans Raised		52,714,278		39,721,632
	(b) Internal Loans Raised		53,613,997		56,005,172

			106,328,275		95,726,804

Capital Revenue & Loan Fund Balances (B+C)			200,572,949		133,915,717

	Capital Expenditure		(219,209,478)		(182,947,828)

	Deficit on Capital Transactions & Loan Receipt			(18,636,529)		(49,032,111)

	Total Deficit Capital + Recurrent			33,277,377		(13,727,588)

	Add:
	(i) Net Treasury Bills Issued		561,991		2,068,834
	(ii) Opening Cash Balance		70,087,771		70,607,688
	(iii) Other payments		(8,111,710)		0
	(iv) Other receipts		2,628		0
	(v) Unrealized foreign exchange gains		5,028,499		1,127,467
	(vii) Refund from the Central Payment Account		(496,357)		0
	(viii) Surrendered Balances		10,810,709		10,011,370

				77,883,531		83,815,359

Cash Balance in Consolidated Fund				111,160,908		70,087,771

Adjusted Cash Balance March 31, 2020		5		111,160,908		70,087,771

GOVERNMENT OF JAMAICA

CONSOLIDATED FINANCIAL STATEMENTS

Statement VI - Statement of Transfers from the Capital Development Fund

Year Ended March 31, 2020

(Expressed in Jamaican dollars unless otherwise specified)

	Notes		$‘000	$‘000
Bauxite Production Levy Received			64,138,018
Less: Refund/Remissions			630,614

Net Receipts				63,507,404
Add: Retained Earnings				2,827,893

				66,335,297
Less: (a) Transfers to Consolidated Fund
		1974/1975	85,000
		1975/1976	125,000
		1976/1977	80,000
		1977/1978	110,000
		1978/1979	268,000
		1979/1980	232,500
		1980/1981	230,000
		1981/1982	300,000
		1982/1983	182,000
		1983/1984	140,000
		1984/1985	397,000
		1985/1986	204,000
		1986/1987	414,000
		1987/1988	269,000
		1988/1989	315,000
		1989/1990	265,000
		1990/1991	555,400
		1991/1992	1,050,000
		1992/1993	0
		1993/1994	2,000,000
		1994/1995	1,500,000
		1995/1996	4,256,000
		1996/1997	1,500,000
		1997/1998	3,439,000
		1998/1999	2,300,000
		1999/2000	1,900,000
		2000/2001	2,900,000
		2001/2002	1,740,000
		2002/2003	1,436,900
		2003/2004	1,767,500
		2004/2005	2,354,700
		2005/2006	2,996,600
		2006/2007	3,845,000

Statement VI - Statement of Transfers from the Capital Development Fund (Cont’d)

	Notes		$‘000	$‘000
		2007/2008	4,268,200
		2008/2009	4,200,000
		2009/2010	510,555
		2010/2011	1,400,000
		2011/2012	1,822,268
		2012/2013	720,587
		2013/2014	1,000,000
		2014/2015	526,750
		2015/2016	693
		2016/2017	0
		2017/2018	0
		2018/2019	0
		2019/2020	0

Total Transfers			53,606,653

(b) Grants			10,454,040

(c) Net Levy Written off			153,315
				64,214,008

Value of Fund at 31st March, 2020	6			2,121,289

Source: Development Bank of Jamaica

GOVERNMENT OF JAMAICA

CONSOLIDATED FINANCIAL STATEMENTS

Statement VII - Contingencies Fund

Year Ended March 31, 2020

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	2020 $‘000	2019 $‘000
Opening Balance		2,094,000	94,000
Increase in Contingencies Fund		2,410,189	2,000,000

Balance at Year End	7	4,504,189	2,094,000

GOVERNMENT OF JAMAICA

CONSOLIDATED FINANCIAL STATEMENTS

Statement VIII – Local (Internal) Debt

Year Ended March 31, 2020

(Expressed in Jamaican dollars unless otherwise specified)

Local Debt	Notes	2020 $‘000	2019 $‘000
I Perpetual Annuities		155	155
II Market Loans:
Treasury Bills		10,300,000	9,800,000
J$ Benchmark Investment Notes		700,239,685	697,558,537
CPI-Indexed Investment Notes		51,114,047	48,418,152

Total Market Loans		761,653,732	755,418,152

III Institutional Loans:
Development Bank of Jamaica		100,417	200,833

Total Institutional Loans		100,417	200,833

Total Local Debt	8.1	761,754,304	755,977,677

GOVERNMENT OF JAMAICA

CONSOLIDATED FINANCIAL STATEMENTS

Statement VIII –Foreign (External) Debt

Year Ended March 31, 2020

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	2020 J$ Equivalent $‘000	2019 J$ Equivalent $‘000
EXTERNAL DEBT
I Currency Obligations to Commercial Enterprises:
Bond Holders		697,218,098	716,844,032
Commerz Bank		1,420,937	4,084,214
Bank of Nova scotia		0	395,208

Total Currency Obligations to Commercial Enterprises		698,639,035	721,323,454

II Foreign Government & Government Agencies
US AID		29,062	29,582
Federal Home Loan		0	0
US Department of Agriculture		1,470,136	2,268,007
China		78,198,193	77,396,778
Federal Republic of Germany		1,249,093	1,351,524
Japan		1,016,311	1,509,511
Netherlands Investment Bank		126,583	239,954
Iraqi Fund		0	1,860,324
Kingdom of Belgium		380,435	410,058
Kuwait		162,469	259,962
India		0	73,326
Venezuela		15,959,552	1,421,778

Total Foreign Government & Government Agencies		98,591,834	86,820,804

III International & Multilateral Institutions:
Inter -American Development Bank		207,799,029	196,943,407
Caribbean Development Bank		29,038,392	29,881,336
Int’l Bank for Reconstruction & Development		129,287,821	109,240,234

Statement VIII –Foreign (External) Debt (Cont’d)

	Notes	2020 J$ Equivalent $‘000	2019 J$ Equivalent $‘000
OPEC Fund for Int’l Development		1,985,562	2,230,232
European Economic Community Commission		3,937,314	3,222,226
European Investment Bank		34,958	44,012
NORDIC Development Fund		517,547	656,773
International Monetary Fund		15,163,493	22,427,267

Total International & Multilateral Institutions		387,764,116	364,645,487

Total Foreign Debt	8.2	1,184,994,985	1,172,789,745
Total Local Debt		761,754,304	755,977,677

TOTAL LOCAL & FOREIGN DEBT		1,946,749,289	1,928,767,422

Notes to the Consolidated Financial Statements

1 Statement of Receipts and Payments of the Consolidated Fund

This Statement is a summary of receipts and payments of the Consolidated Fund Account.

1.1 The Consolidated Fund—Opening

The Consolidated Fund accounts comprised of: Jamaica Consolidated Fund Bank Account, $11.208 billion; US$ Consolidated Fund Bank A/c (US$0.464 billion @ 126.7776) $58.879 billion; and Cheque in Transit (US$4,000 @ 126.7776) $0.507 million. A total of $70.088 billion as of April 1, 2019.

1.2 The Consolidated Fund—Closing

The Consolidated Fund accounts comprised of: Jamaica Consolidated Fund Bank Account $58.902 billion; US$ Consolidated Fund Bank A/c (US$233.166 million @ 136.07140) $31.727 billion; and Deposit in Transit ($20.532 billion). A total of $111.161 billion as of March 31, 2020.

2. Statement of Financing

This Statement details receipts and payments from the Consolidated Fund Account for the period and shows how the surplus was used or how the deficit was financed. There was a surplus of $35.541 billion for the year (deficit of $1.647 billion for 2019).

3. Statement of Revenue Estimates Compared with Consolidated Fund Receipts

This Statement shows the Revenue Estimates and Actual along with the comparative data for the prior year.

3.1 Tax Revenues Recurrent

These are revenues generated from taxes. Included in this statement are the amounts that were transferred to the Consolidated Fund by the Principal Receivers of Revenue (PRRs). All revenues generated by the PRRs are not required to be transferred to the Consolidated Fund.

3.2 Non-Tax Revenues Recurrent

Total receipts recorded for the year in the Consolidated Fund for this revenue category is $72.110 billion. The main revenue components include Miscellaneous Revenue, De-earmarked Receipts, Financial Distribution and Loan Interest. Dividends and other miscellaneous revenues from public bodies are also included.

3.3 Capital Revenue

This includes revenue raised through grants and loan repayments.

3.4 External Loans

These are receipts recorded in the Consolidated Fund Principal Bank Accounts for funds raised via capital markets and from multilateral and bilateral loans.

Notes to the Consolidated Financial Statements (Cont’d)

3.5 Domestic Loans

These receipts include benchmark notes and treasury bills received in the Consolidated Fund Principal Bank account. Benchmark notes of $53.614 billion include GOJ securities valued at $17.532 billion that was subsequently transferred to the Consolidated Fund Principal Bank Account.

3.6 Surrendered Balances

These receipts represent unexpended warrant cash balances from current or prior years returned to the Consolidated Fund Principal Bank account.

4 Statement of Expenditure Compared with Issues from the Consolidated Fund

This statement details issues from the Consolidated Fund Principal Bank Account. Total Issues from the Consolidated Fund for the year was $840.472 billion (2019: $777.131 billion) compared with total Estimates of $859.072 billion.

4.1 Recurrent Statutory Expenditure

Statutory Recurrent Expenditure details public debt charges and expenditure to certain statutory heads such as Pensions, the His Excellency Governor General and the Auditor General.

4.2 Recurrent Voted Expenditure

Voted Recurrent Expenditure are issues from the Consolidated Fund Principal Bank Account for all Ministries, Departments and Agencies displayed by Head.

4.3 Capital Statutory Expenditure (Amortisation)

An amount of $148.532 billion (2019: $114.400 billion) was used to pay down loan obligations.

4.4 Voted Capital Expenditure

An amount of $70.677 billion (2019: $68.548 billion) was issued for Voted capital expenditure.

4.5 Net Treasury Bills Issued

Treasury Bills redeemed for the reporting period were $20.909 billion whilst $21.472 billion were issued resulting in a net receipt to the Consolidated Fund of $0.562 billion.

5. Statement of Consolidated Fund Balances

This Statement summarises the receipts and payments as were recorded in the Consolidated Fund Principal Bank Account and how both relate to the opening and closing cash balances in the Consolidated Fund Principal Bank Account.

6. Capital Development Fund Transfers

The Capital Development Fund is funded by the Bauxite Levy from which transfers are made to the Consolidated Fund Principal Bank Account.

Notes to the Consolidated Financial Statements (Cont’d)

7. Contingencies Fund

The Contingencies Fund is established pursuant to Section 118 of the Constitution and further guided by Section 13 of the FAA Act. The balance was increased during the reporting period by $2.410 billion to now reflect a total sum of $4.504 billion.

8 Statement of Local (Internal) and Foreign (External) Debt

This statement details outstanding local and foreign debt for the year ended March 31, 2020.

NOTE 8.1

GOVERNMENT OF JAMAICA

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT (LOCAL)

AS AT MARCH 31, 2020

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
I PERPETUAL ANNUITIES
PERPETUAL ANNUITIES	JAM	154,832.69	154,832.69
SUB-TOTAL PERPETUAL ANNUITIES	JAM	154,833.00	154,832.69

SUB-TOTAL CATEGORY I (PERPETUAL ANNUITIES)	JAM		154,832.69

II MARKET LOANS
(a) TREASURY BILLS
Treasury Bills Issue - 1.25% Due -Apr-2020	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 2.04% Due -April-2020	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 1.347% Due - May- 2020	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 1.58% Due -May-2020	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 2.01% Due -May-2020	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 1.85% Due -June - 2020	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 1.60% Due -June-2020	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 1.45% Due -July - 2020	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 1.81% Due -July-2020	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 1.39% Due -August- 2020	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 1.73% Due -August-2020	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 1.80% Due -September -2020	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 1.05% Due -October-2020	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 1.67% Due -November - 2020	JAM	800,000,000.00	800,000,000.00

SUB-TOTAL (a) Treasury Bills	JAM		10,300,000,000.00

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
(h) Jamaica Dollar Benchmark Investment Notes
GOJ FIXED RATE 8.75% BENCHMARK INVESTMENT NOTES - Due 2022	JAM	4,000,000,000.00	4,000,000,000.00
GOJ FIXED RATE 12.875% BENCHMARK INVESTMENT NOTES - Due 2024	JAM	65,791,000.00	65,791,000.00
GOJ FIXED RATE 13.25% BENCHMARK INVESTMENT NOTES - Due 2040	JAM	7,431,000.00	7,431,000.00
GOJ FIXED RATE 11.00% BENCHMARK INVESTMENT NOTES - Due 2024	JAM	23,704,500,427.00	23,704,500,427.00
GOJ FIXED RATE STEP UP INVESTMENT NOTES - Due 2024 “FR24B”	JAM	4,946,293,367.00	4,946,293,367.00
GOJ FIXED RATE STEP UP INVESTMENT NOTES - Due 2024 “FR24C”	JAM	8,700,929,000.00	8,700,929,000.00
GOJ FIXED RATE ACCRETING INVESTMENT NOTES - Due 2028	JAM	122,942,190,783.56	122,942,190,783.56
GOJ FIXED RATE 11.875% BENCHMARK INVESTMENT NOTES - Due 2030	JAM	24,128,232,715.00	24,128,232,715.00
GOJ FIXED RATE 11.25% BENCHMARK INVESTMENT NOTES - Due 2046	JAM	2,896,758,593.00	2,896,758,593.00
GOJ FIXED RATE 12.25% BENCHMARK INVESTMENT NOTES - Due 2050	JAM	32,049,133,900.00	32,049,133,900.00
GOJ FIXED RATE 7.75% BENCHMARK INVESTMENT NOTES - Due 2022	JAM	15,707,606,000.00	15,707,606,000.00
GOJ FIXED RATE 11.25% BENCHMARK INVESTMENT NOTES - Due 2046	JAM	29,963,057,000.00	29,963,057,000.00
GOJ FIXED RATE 9.50 % BENCHMARK INVESTMENT NOTES - Due 2026	JAM	18,626,573,000.00	18,626,573,000.00
GOJ FIXED RATE 9.625% BENCHMARK INVESTMENT NOTES - Due 2031	JAM	12,109,279,000.00	12,109,279,000.00
GOJ FIXED RATE 7.25% BENCHMARK INVESTMENT NOTES - Due 2021	JAM	26,495,000,200.00	26,495,000,200.00
GOJ FIXED RATE 10.00% BENCHMARK INVESTMENT NOTES - Due 2037	JAM	24,892,392,800.00	24,892,392,800.00
GOJ FIXED RATE 5.50% BENCHMARK INVESTMENT NOTES - Due 2023	JAM	23,069,851,500.00	23,069,851,500.00
GOJ FIXED RATE 5.675% BENCHMARK INVESTMENT NOTES - Due 2029	JAM	17,501,715,000.00	17,501,715,000.00
GOJ FIXED RATE 6.25% BENCHMARK INVESTMENT NOTES - Due 2048	JAM	14,170,000,000.00	14,170,000,000.00
GOJ FIXED RATE 4.25% BENCHMARK INVESTMENT NOTES - Due 2024	JAM	5,023,534,000.00	5,023,534,000.00
GOJ FIXED RATE 5.80% BENCHMARK INVESTMENT NOTES - Due 2034	JAM	14,237,392,600.00	14,237,392,600.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2022	JAM	2,048,500.00	2,048,500.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2027	JAM	2,000,000.00	2,000,000.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - Due 2020	JAM	89,497,118,695.00	89,497,118,695.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - Due 2023	JAM	42,888,333,415.00	42,888,333,415.00
GOJ VARIABLE RATE STEP UP BENCHMARK INVESTMENT NOTE - Due 2025	JAM	91,922,865,518.00	91,922,865,518.00
GOJ VARIABLE RATE STEP UP BENCHMARK INVESTMENT NOTE - Due 2035	JAM	50,689,657,296.00	50,689,657,296.00

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
SUB-TOTAL (h) Jamaica Dollar Benchmark Investment Notes	JAM		700,239,685,309.56

(j) CPI-Indexed Investment Notes
CPI -INDEXED INVESTMENT NOTES - DUE 2022	JAM	3,550,000.00	6,312,313.93
CPI -INDEXED INVESTMENT NOTES - Due 2025	JAM	7,626,184,886.00	10,620,363,258.71
CPI -INDEXED INVESTMENT NOTES - Due 2033	JAM	19,496,712,060.00	27,151,474,495.18
CPI -INDEXED INVESTMENT NOTES - Due 2040	JAM	9,576,133,182.00	13,335,896,588.79

SUB-TOTAL (j) CPI-Indexed Investment Notes	JAM		51,114,046,656.61

SUB-TOTAL CATEGORY II (MARKET LOANS)	JAM		761,653,731,966.17

DEVELOPMENT BANK OF JAMAICA (Assumption of SCJ Debt to DBJ)	JAM	100,416,796.57	100,416,796.57

SUB-TOTAL DEVELOPMENT BANK OF JAMAICA	JAM		100,416,796.57

SUB-TOTAL (b) PUBLIC SECTOR ENTITIES	JAM		100,416,796.57

SUB-TOTAL CATEGORY III (INSTITUTIONAL LOANS - LOCAL)	JAM		100,416,796.57

TOTAL INTERNAL DEBT	JAM		761,754,303,595.43

Source: Debt Management Branch, Ministry of Finance and the Public Service

NOTE 8.2

GOVERNMENT OF JAMAICA

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2020

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
I FOREIGN CURRENCY OBLIGATIONS TO COMMERCIAL ENTERPRISES
1) BOND HOLDERS
US250M BOND (11.625%) 2022	US	208,239,000.00	28,193,644,801.20
US$250M 9.25% NOTES DUE 2025	US	80,125,000.00	10,848,187,850.00
US$250M 8.5% BOND 2036	US	199,430,000.00	27,000,987,244.00
US$500M 8 % BOND 2039	US	1,117,678,000.00	151,323,318,562.40
US$200M 8% BOND due 2021	US	1,838,159.00	248,869,817.54
US$800M 7.625% Bond due 2025	US	381,606,000.00	51,665,941,624.80
US$1,350M 6.75% Bond due 2028	US	1,359,455,000.00	184,057,700,014.00
US$650M 7.975% BOND DUE 2045	US	1,801,300,000.00	243,879,448,040.00

TOTAL - BOND HOLDERS			697,218,097,953.94

2) COMMERZBANK
230 JONCKHEERE MISTRAL BUSES, SPARE PARTS AND TOOLS (1195)	EURO	9,629,255.17	1,420,937,217.69

TOTAL - COMMERZBANK			1,420,937,217.69

TOTAL FOREIGN CURRENCY OBLIGATIONS TO COMMERCIAL ENTERPRISES			1,420,937,217.69

II FOREIGN GOVERNMENT AND GOVERNMENT AGENCIES
a) UNITED STATES
1. U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT
532-T-046D CROP DIVERSIFICATION & IRRIGATION PROJ.	US	214,650.28	29,061,635.22

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
TOTAL - U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT			29,061,635.22

2. UNITED STATES DEPARTMENT OF AGRICULTURE
91 JMI USDA PL480 - 1991 DELIVERIES (17.805)	US	1,424,478.80	192,861,324.32
91 JMI PL480 AGREEMENT 4.66M - 1990 DELIVERIES	US	186,215.16	25,211,819.48
91 JMI PURCHASE OF FOOD CALENDAR YEAR 1991 (9.869)	US	789,546.34	106,897,310.61
93 JMI GOJ/CCC PL480 AGREEMENT 20.76M - 1992 DELIVERIES	US	2,491,099.44	337,271,946.06
PL480 AGREEMENT 1995 DELIVERIES (AGR.5.12.94)	US	671,048.55	90,853,800.02
PL 480 FOR CALENDAR YEAR 1996 DELIVERIES (14.879)	US	743,987.85	100,729,110.20
PL 480 FOR CALENDAR YEAR 2000 DELIVERIES	US	199,672.60	27,033,833.05
91 JMI PL480 8.39M	US	671,544.08	90,920,890.23
PL-480 2004 DELIVERABLES	US	3,680,873.69	498,356,433.59

TOTAL - UNITED STATES DEPT. OF AGRICULTURE			1,470,136,467.56

b) CHINA
1. EXIM BANK OF CHINA
EQUIPMENT/SUPPLIES FOR JAMAICA WATER SYSTEM (01.2.2005)	CNY	4,761,904.76	90,853,997.69
JAMAICA CRICKET STADIUM PROJECT	CNY	87,134,015.80	1,662,459,469.93
MONTEGO BAY CONVENTION CENTER	CNY	180,645,161.29	3,446,590,362.65
PALISADOES SHORELINE PROTECTION REHABILITATION WORKS PROJECT	USD	27,888,000.00	3,775,778,630.40
JAMAICA ECONOMIC HOUSING PROJECT	CNY	329,697,879.20	6,290,417,772.41
MAJOR INFRASTRUCTURE DEVELOPMENT PROGRAMME	USD	259,432,518.39	35,124,776,210.84
JAMAICA ROAD IMPROVEMENT & REHABILITATION WORKS PROJECT	USD	187,000,000.00	25,318,079,600.00
JAMAICA SOUTHERN COASTAL HIGHWAY IMPROVEMENT PROJECT	USD	15,567,158.16	2,107,649,997.01

TOTAL EXIM BANK OF CHINA			77,816,606,040.93

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
2. PEOPLE’S REPUBLIC OF CHINA 20.0MN YUAN
AGREEMENT ON ECONOMIC AND TECHNICAL CO-OPERTION 20.0M YUAN	CNY	20,000,000.00	381,586,784.63

TOTAL PEOPLE’S REPUBLIC OF CHINA			381,586,784.63

TOTAL CHINA			78,198,192,825.56

c) FEDERAL REPUBLIC OF GERMANY
1. KREDITANSTALT FUR WIEDERAUFBAU
89-65-857 HURRICANE RECONSTRUCTION ASSISTANCE III	EURO	3,354,512.83	495,007,353.96
93-65-941 SUPPLIES AND SERVICES	EURO	1,923,479.92	283,837,551.47
89-65-121 HURRICANE RECONSTRUCTION ASSISTANCE 2	EURO	3,186,727.18	470,248,131.02

TOTAL - KREDITANSTALT FUR WIEDERAUFBAU			1,249,093,036.45

d) JAPAN
1. OVERSEAS ECONOMIC CORPORATION FUND
JM-P6 KGN WATER SUPPLY PROJECT	YEN	760,632.00	952,792,825.47

TOTAL - OVERSEAS ECONOMIC CORPORATION FUND			952,792,825.47

2. JAPAN INTERNATIONAL CO-OPERATION AGENCY
ENERGY MANAGEMENT AND EFFICIENCY PROGRAMME	USD	469,148.00	63,518,323.04

TOTAL - JAPAN INTERNATIONAL CO-OPERATION AGENCY
TOTAL - JAPAN			1,016,311,148.51

e) NETHERLAND INVESTMENT BANK

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
1978.03 CONSOLIDATION OF INTEREST AMOUNTS	EURO	378,591.38	55,866,686.25
1980.02 CONSOLIDATION OF INTEREST AMOUNTS	EURO	134,273.09	19,813,956.17
1989.01 NETHERLANDS 90/91 RESCHEDULING	EURO	344,947.29	50,902,011.22

TOTAL - NETHERLAND INVESTMENT BANK			126,582,653.65

f) BELGIUM
1. GOVT. OF THE KINGDOM OF BELGIUM
MODERNIZATION OF KINGSTON MUNICIPALITY	EURO	2,578,092.66	380,435,285.87

TOTAL - GOVT. OF THE KINGDOM OF BELGIUM			380,435,285.87

g) KUWAIT
KUWAIT FUND FOR ARAB ECONOMIC DEVELOPMENT
ROAD REHABILITATION PROJECT 2 - LOAN #760	KWD	375,000.00	162,468,960.00

TOTAL - KUWAIT			162,468,960.00

h) VENEZUELA
MONTEGO BAY SPORTS COMPLEX PH 3 (21-294)	US	3,474,350.99	470,395,160.02
PORT MARIA CIVIC CENTRE PH 2 (20-293)	US	787,142.05	106,571,791.86
ENERGY COORPORATION AGREEMENT	US	113,616,173.96	15,382,584,685.38

TOTAL VENEZUELA			15,959,551,637.26

TOTAL FOREIGN GOVERNMENT & GOVERNMENT AGENCIES			98,591,833,650.08

III INTERNATIONAL & MULTILATERAL INSTITUTIONS
a) INTER-AMERICAN DEVELOPMENT BANK
714/SF-JA AGRICULTURAL DEVELOPMENT PROGRAMME	VEF	982,490.71	42,136.32

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
787/SF-JA WEST KINGSTON RE-DEVELOPMENT PROJECT	US	35,082.72	4,749,877.53
787/SF-JA WEST KINGSTON RE-DEVELOPMENT PROJECT	VEF	361,847.21	15,518.49
787/SF-JA WEST KINGSTON RE-DEVELOPMENT PROJECT US$ Equiv	US	98,388.54	13,320,903.14
812/SF-JA LAND TITLING PROJECT	US	196,912.58	26,660,151.74
1005/OC-JA JAMAICA SOCIAL INVESTMENT FUND	US	1,220,684.15	165,269,403.62
1028/OC-JA HEALTH SECTOR REFORM PROGRAM	US	980,733.17	132,782,248.47
1185/OC-JA SOLID WASTE MANAGEMENT PROGRAM	US	812,734.60	110,036,787.68
1197/OC-JA PARISH INFRASTRUCTURE	US	2,631,455.60	356,274,878.85
1219/OC-JA 1&2 LAND ADMINISTRATION	US	184,199.49	24,938,916.31
1264/OC-JA PRIMARY EDUCATION SUPPORT PRG.	US	8,989,875.17	1,217,146,391.17
1268/OC-JA FINANCIAL SECTOR REFORM PROGRAM	US	10,000,000.00	1,353,908,000.00
1283/OC-JA AGRICULTURAL SUPPORT SERVICES PROJECT	US	5,537,233.69	749,690,499.08
1344/OC-CITIZEN, SECURITY & JUSTICE	US	4,621,093.71	625,653,574.27
1355/OC-JA SOCIAL SAFETY NET	US	8,000,000.00	1,083,126,400.00
1360/OC-JA RURAL WATER	US	2,651,422.88	358,978,264.86
1363/OC -JA -NATIONAL ROAD IMPROVEMENT	US	2,552,460.73	345,579,700.20
1419/OC-JA EMERGENCY RECONSTRUCTION	US	5,589,919.38	756,823,656.79
1438/OC/JA -RE INFORMATION AND COMM. TECH PROJECT	US	3,754,420.95	508,314,055.96
1559/OC/JA-1- SOCIAL PROTECTION SUPPORT FOR FOOD PRICE CRISIS	US	7,875,000.00	1,066,202,550.00
1562/OC-JA - NATIONAL IRRIGATION DEVELOPMENT PROGRAM	US	4,644,917.42	628,879,085.43
1959/OC/JA - EMERGENCY ASSIST. - 2007 ATLANTIC HURRICANE SEASON	US	6,499,857.44	880,020,898.69
1972/OC/JA - COMPETITIVENESS ENHANCEMENT PROGRAM	US	17,000,000.00	2,301,643,600.00
2026/OC/JA - TRANSPORTATION INFRASTRUCTURE REHAB. PROGRAMME	US	35,292,830.63	4,778,324,573.26
2039/OC/JA - YOUTH DEVELOPMENT PROGRAM PHASE 1	US	6,759,141.93	915,125,633.22
2058/OC/JA - PUBLIC FINANCIAL & PERFORMANCE MANAGEMENT	US	36,000,000.00	4,874,068,800.00
2074/OC/JA - EDUCATION REFORM PROGRAM	US	18,000,000.00	2,437,034,400.00
2100/OC/JA - SUPPLEMENTAL LOAN TO FINANCE THE PESP ACTIVITIES	US	8,133,509.66	1,101,202,379.68
2272/OC/JA - CITIZEN SECURITY AND JUSTICE PROGRAM 11	US	14,999,999.93	2,030,861,990.52
2276/OC/JA - ROAD IMPROVEMENT PROGRAM	US	7,332,654.87	992,774,008.97

			5,415,632,000.00

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
2297/OC/JA - COMPETITIVE ENHANCEMENT PROGRAM	US	40,000,000.00
2298/OC/JA - PUBLIC FINANCIAL & PERFORMANCE MGMT PROG. 11	US	40,002,071.23	5,415,912,425.49
2299/OC/JA - HUMAN CAPITAL AND PROTECTION PROGRAM	US	33,333,333.30	4,513,026,662.15
2300/OC/JA - SUPPORT FOR EDUCATION SECTOR REFORM 11 (PBL)	US	20,000,000.00	2,707,816,000.00
2301/OC/JA - SUPPORT FOR EDUCATION SECTOR REFORM 11 (Investment)	US	8,046,952.55	1,089,483,343.31
2359/OC/JA - FISCAL CONSOLIDATION PG FIRST PROG OPERATION	US	139,999,999.97	18,954,711,995.94
2444/OC-JA - AGRICULTURAL COMPETITIVENESS PROGRAMME	US	12,284,221.80	1,663,170,616.88
2502/OC/JA - FISCAL CONSOLIDATION PROGRAMME 11	US	146,666,666.67	19,857,317,333.78
2519/OC/JA - HUMAN CAPITAL AND PROTECTION PROGRAMME 11	US	36,666,666.64	4,964,329,329.72
2521/OC-JA - PUBLIC FINANCIAL & PERFORMANCE MANAGEMENT PROGRAMME III	US	56,000,000.00	7,581,884,800.00
2629/OC/JA - ENERGY EFFICIENCY & CONSERVATION PROGRAMME	US	3,448,774.94	466,932,398.15
2658/OC/JA - FISCAL ADMINISTRATION & MODERNIZATION PROGRAMME	US	43,350,716.84	5,869,288,233.54
2889/OC-JA - INTEGRATED SOCIAL PROTECTION AND LABOUR PROGRAMME	US	27,003,638.27	3,656,044,188.29
3121/OC-JA - PUBLIC SECTOR EFFIENCY PROGRAMME (PSE)	US	8,109,972.32	1,098,015,640.38
3122/OC-JA - PUBLIC SECTOR EFFIENCY PROGRAMME (PSE) CHINA CO-FINANCING	US	5,218,789.16	706,576,039.40
3147/OC-JA - COMPETITIVENESS ENHANCEMENT PROGRAMME III	US	56,000,000.00	7,581,884,800.00
3148/OC-JA - FISCAL STRUCTURAL PROGRAMME FOR ECONOMIC GROWTH	US	74,666,666.67	10,109,179,733.78
3191/OC-JA - CITIZEN SECURITY JUSTICE PROGRAMME III	US	18,774,420.58	2,541,883,821.86
3381/SX-JAADAPT PRG &FIN MECH FOR THE PILOT PRG FOR PPCR JAM	US	8,427,100.00	1,140,951,810.68
3511/OC-JA - FISCAL STRUCTURAL PROGRAMME FOR ECONOMIC GROWTH II	US	130,000,000.00	17,600,804,000.00
3560/OC-JA - EDUCATION SECTOR REFORM III	US	25,000,000.00	3,384,770,000.00
3565/OC-JA - INTEGRATED SUPPORT TO JAMAICA SOCIAL PROTECTION STRATEGY	US	48,389,427.87	6,551,483,350.86
3704/OC-JA - FINANCIAL SYSYTEM REFORM SUPPORT PROGRAMME	US	100,000,000.00	13,539,080,000.00
3880/OC-JA-FISCAL STRUCTURALPROGRAMME FOR ECONOMIC GROWTH III	US	46,836,348.42	6,341,210,681.66
3877/OC-JA - ENERGY MANAGEMENT AND EFFICIENCY PROGRAMME	US	1,553,419.00	210,318,641.15
4115/OC-JA - CREDIT ENHANCING PROGRAMME FOR MICRO, SMALL
AND MEDIUM ENTERPRISES	US	6,512,688.78	881,758,144.08
4373/OC-JA - SUPPORT TO THE PUBLIC SECTOR TRANSFORMATION PROJECT (POLICY-BASED)	US	110,000,000.00	14,892,988,000.00
4374/OC-JA - SUPPORT TO THE PUBLIC SECTOR TRANSFORMATION PROJECT (INVESTMENT)	US	7,061,570.20	956,071,638.63
4400/OC-JA - SECURITY STRENGTHENING PROJECT	US	1,903,126.00	257,665,751.64
4437/OC-JA - IMPLEMENTATION OF THE NATIONAL IDENTIFICATION SYSTEM (NIDS)FOR ECONOMIC GROWTH	US	7,392,886.11	1,000,928,764.74

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
4645/OC-JA SKILLS DEVELOPMENT GLOBAL SKILLS IN JAMAICA	US	814,820.00	110,319,131.66
4668/OC-JA SUPPORT FOR THE HEALTH SYSTEMS STRENGTHENING FOR THE PREVENTION AND CARE MANAGEMENT FOR NON- COMMUNICABLE DISEASES PROGRAMME	US	949,847.03	128,600,549.27
4669/OC-JA - SUPPORT FOR THE HEALTH SYSTEM STRENGTHENING FOR THE PRENENTION AND CARE OF NON-COMMUNICABLE DISEASES	US	50,000,000.00	6,769,540,000.00

TOTAL - INTER-AMERICAN DEVELOPMENT BANK			207,799,029,111.29

b) CARIBBEAN DEVELOPMENT BANK
04/SFR-JAM - SECOND WATER PROJECT	US	242,514.60	32,834,245.71
06/SFR JAM - ROAD IMPROVEMENT AND MAINTENANCE PROJECT	US	58,015.44	7,854,764.96
06/SFR JAM1 - WISCO JAMAICA	EURO-US EQUIV	169,936.14	25,076,558.66
08/SFR-JAM - RURAL ELECTRIFICATION	US	1,682,088.92	227,739,363.20
10/SFR-OR-JAM - SOCIAL INVESTMENT FUND	US	4,892,928.98	662,457,568.95
11/SFR-OR-JAM CITRUS REPLANTING	US	114,981.91	15,567,496.84
12/SFR-OR-JAM - FINANCIAL SECTOR REFORM	US	1,594,238.18	215,845,183.93
13/SFR OR JAM - ENHANCEMENT OF BASIC SCHOOL	US	4,939,798.97	668,803,334.39
14/SFR-OR-JAM - 001 IRRIGATION DEV.PROJ	US	1,418,368.31	192,034,020.19
15/SFR-OR-JAM - REHAB. OF FLOOD DAMAGE	US	4,816,501.26	652,109,958.79
15/SFR-OR-JAM - REHAB. OF FLOOD DAMAGE	US	1,827,787.18	247,465,568.53
16/SFR-OR-JAM - WASHINGTON BOULEVARD IMPROVEMENT	US	8,809,234.04	1,192,689,244.06
17/SFR-OR -JAM - HURRICANE DEAN REHAB WORKS	US	6,360,418.80	861,142,189.67
17/SFR-OR -JAM 1 - HURRICANE DEAN REHAB WORKS	US	4,395,689.36	595,135,899.00
18/SFR-OR-JAM - UTECH ENHANCEMENT PROJECT	US	8,460,820.15	1,145,517,208.76
18/SFR-OR-JAM - UTECH ENHANCEMENT PROJECT	US	3,525,645.76	477,339,999.96
19/SFR-JAM COMMUNITY INVESTMENT PROJECT	US	9,485,305.47	1,284,223,095.83
19/SFR-OR-JAM - POLICY BASED LOAN	US	61,833,333.33	8,371,664,466.22
28/OR-JAM COASTAL HIGHWAY IMPROVEMENT #4	US	25,421,248.92	3,441,803,228.28
20/SFR-JM AGRICULTURAL SUPPORT	US	7,605,000.00	1,029,647,034.00
20/SFR-OR-JAM NATURAL DISASTER GUSTAV MANAGEMENT			3,017,038,816.05

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
	US	22,283,927.83
21/SFR-JAM NATURAL DISASTER MGMNT. TROP. STORM NICOLE	US	87,762.39	11,882,220.19
23/SFR-OR JAM FISCAL CONSOLIDATION, GROWTH AND SOCIAL STABILITY LOAN	US	34,437,500.00	4,662,520,675.00

TOTAL - CARIBBEAN DEVELOPMENT BANK			29,038,392,141.15

c) INT’L BANK FOR RECONSTRUCTION & DEVELOPMENT
4819-JM INNER CITY PROJECT	US	7,328,028.19	992,147,599.07
4878-JM HURRICANE DEAN EMERGENCY RECOVERY	US	4,174,904.39	565,243,645.29
7554-JM EARLY CHILDHOOD DEVELOPMENT PROJECT	US	11,112,158.80	1,504,484,069.66
7555-JM SOCIAL PROTECTION PROJECT	US	29,656,335.58	4,015,194,999.24
7556-JM SECOND HIV/AIDS PROJECT	US	7,160,392.04	969,451,206.61
7653-JM FISCAL AND DEBT SUSTAINABLILITY DEV POLICY	US	74,000,000.00	10,018,919,200.00
7769-JM RURAL ECONOMIC DEVELOPMENT PROGRAM	US	11,979,926.16	1,621,971,786.74
7856-JM FIRST PROGRAM FISCAL SUST. DEVELOP. POLICY LOAN	US	163,280,000.00	22,106,609,824.00
7815-JM EDUCATION TRANSFORMATION CAPACITY BLDG. PROJECT	US	14,607,361.53	1,977,702,363.44
8007-JM ENERGY SECURITY & EFFICIENCY ENHANCEMENT PROJECT	US	12,456,854.48	1,686,543,493.53
8084-JM 2ND PROGRAMATIC FISCAL SUSTAINABILITY DEVELOPMENT	US	100,000,000.00	13,539,080,000.00
8317-JM ECONOMIC STABILITY AND FOUNDATION FOR GROWTH DEVELOPMENT	US	130,000,000.00	17,600,804,000.00
8329 ADDITIONAL FINANCING FOR SOCIAL PROTECTION PROGRAMME	US	40,000,000.00	5,415,632,000.00
8334-JM JAMAICA EARLY CHILDHOOD DEVELOPMENT PROJECT	US	11,539,250.51	1,562,308,357.95
8356-JM JAMAICA INTEGRATED COMMUNITY DEVELOPMENT PROJECT	US	36,423,651.98	4,931,427,380.49
8405-JM JAMAICA YOUT EMPLOYMENT IN DIGITAL AND AMINATION INDUSTRIES	US	12,580,144.91	1,703,235,883.48
8406-JM JAMAICA STRATEGIC PUBLIC SECTOR TRANSFORMATION	US	23,545,953.51	3,187,905,482.48
8408-JM FOUNDATIONS FOR COMPETITIVENESS AND GROWTH PROJECT	US	38,502,225.41	5,212,847,100.04
8470-JM FIRST COMPETITIVENESS & FISCAL MANAGEMENT PROGAMMATIC DPL	US	75,000,000.00	10,154,310,000.00
8759-JM JAMAICA DISASTER VULNERABILITY REDUCTION PROJECT	US	7,963,065.24	1,078,125,773.30
8581-JM SECOND COMPETITIVENESS & FISCAL MANAGEMENT PROGAMMATIC DPF	US	70,000,000.00	9,477,356,000.00
8822-JM ACCESS TO FINANCE FOR MICRO, SMALL AND MEDIUM ENTERPRISE PROJECT	US	3,787,982.64	512,858,000.02
9053-JM JAMAICA FIRST ECONOMIC RESILIENCE	US	69,825,000.00	9,453,662,610.00

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
TOTAL - INT’L BANK FOR RECONSTRUCTION & DEV.			129,287,820,775.33

d) OPEC FUND FOR INT’L DEVELOPMENT
831-P EDUCATION SUPPORT PROJECT LOAN	US	266,760.00	36,116,849.81
906-P RURAL ROAD REHABILITATION	US	833,500.00	112,848,231.80
1007-P NATIONAL COMMUNITY DEV. PROJECT	US	1,666,800.00	225,669,385.44
1152-P RURAL ROAD REHABILITATION PHASE 2	US	591,336.95	80,061,582.73
1238-P BOGUE ROAD IMPROVEMENT PROJECT	US	11,307,017.56	1,530,866,153.06

TOTAL - OPEC FUND FOR INT’L DEVELOPMENT			1,985,562,202.84

e) EUROPEAN ECONOMIC COMMUNITY COMMISSION
LN #8.0163 RURAL ELECTRIFICATION	EURO	426,533.95	78,815,420.08
LN #8.0223 EXPAND COFFEE PRODUCTION	EURO	533,612.60	98,601,537.20
LN #8.0347 SANGSTERS AIRPORT MAIN TERMINAL	EURO	2,975,610.01	549,836,543.22
LN #8.0371 CAST & CTC STUDENT ACCOMMODATION	EURO	593,765.72	109,577,343.06
LN #8.0383 NEGRIL OCHO-RIOS WASTE WATER PROJECT	EURO	12,927,843.77	2,388,821,430.14
LN #8.0388 CREDIT SCH. FOR MICRO & SMALL ENTERPRISES	EURO	3,075,008.91	568,203,584.68
LN #8.0395 MORANT/YALLAHS AGRICULTURAL DEV. PROJ.	EURO	776,367.39	143,458,035.09

TOTAL-EUROPEAN ECONOMIC COMMUNITY COMMISSION			3,937,313,893.47

f) EUROPEAN INVESTMENT BANK
LN #21613 PORT ANTONIO WATER & SEWERAGE PROJECT	EURO	236,900.00	34,958,039.95

TOTAL - EUROPEAN INVESTMENT BANK			34,958,039.95

g) NORDIC DEVELOPMENT FUND
NDF #81 PRIMARY EDUCATION IMPROVEMENT PROG.	XDR	1,040,000.00	153,467,187.20
NDF #120 MULTI-SECTORAL PRE-INVESTMENT PROJECT	XDR	1,067,258.58	157,489,588.30
NDF #165 AIRPORT REFORM & IMPROVEMENT PROGRAM	XDR	1,400,000.00	206,590,444.26

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
TOTAL - NORDIC DEVELOPMENT FUND			517,547,219.76

h) INTERNATIONAL MONETARY FUND
BUDGETARY SUPPORT TO THE GOVERNMENT OF JAMAICA	XDR	102,758,335.35	15,163,492,996.60
TOTAL - INTERNATIONAL MONETAR FUND			15,163,492,996.60

TOTAL INTERNATIONAL & MULTINATIONAL INSTITUTIONS			387,764,116,380.39

TOTAL EXTERNAL DEBT			1,184,994,985,202.11

Source: Debt Management Branch, Ministry of Finance and the Public Service